EXHIBIT 10.4

THE INDUSTRIAL DEVELOPMENT CORPORATION OF GOODING COUNTY, IDAHO

TO

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee

_______________________________________

INDENTURE OF TRUST

______________________________________

Securing The Industrial Development Corporation of Gooding County, Idaho

Solid Waste Disposal Revenue Bonds

(Intrepid Technology and Resources Biogas, LLC Project) Series 2006

Dated as of November 1, 2006

Exhibit 10.04 Indenture_1939511.01.25

2126035•5/1/07

INDENTURE OF TRUST

TABLE OF CONTENTS

(This Table of Contents is not a part of this

Indenture and is only for convenience of reference)

SECTION

HEADING

PAGE

PARTIES

1

Bond Form

2

GRANTING CLAUSE FIRST

12

GRANTING CLAUSE SECOND

12

GRANTING CLAUSE THIRD

12

GRANTING CLAUSE FOURTH

13

ARTICLE I

DEFINITIONS

13

ARTICLE II

THE BONDS

17

Section 201.

Authorized Amount of Bonds

17

Section 202.

The Bonds

18

Section 203.

Place of Payment

18

Section 204.

Execution; Special Obligation

18

Section 205.

Authentication

19

Section 206.

Form of Bonds

20

Section 207.

Delivery of Bonds

20

Section 208.

Mutilated, Lost, Stolen or Destroyed Bonds

20

Section 209.

Registration and Exchange of Bonds; Persons Treated as Owners

21

Section 210.

Cancellation of Bonds

22

Section 211.

Book Entry System

22

ARTICLE III

REDEMPTION OF BONDS BEFORE MATURITY

22

Section 301.

Redemption Dates and Prices

22

Section 302.

Redemption Requests

24

Section 303.

Notice of Redemption

24

Section 304.

Cancellation

25

Section 305.

Selection of Bonds for Redemption

25

-i-

Section 306.

Partial Redemption of Bonds

25

Section 307.

Special Mandatory Redemptions

25

Section 308.

Mandatory Sinking Fund Redemption

26

ARTICLE IV

GENERAL COVENANTS

28

Section 401.

Payment of Principal and Interest

28

Section 402.

Performance of Covenants; Authority

28

Section 403.

Instruments of Further Assurance

28

Section 404.

Filing of Security Instruments

28

Section 405.

Rights Under Agreement

29

Section 406.

Designation of Additional Paying Agents

29

ARTICLE V

REVENUES AND FUNDS

29

Section 501.

Source of Payment of Bonds

29

Section 502.

Creation of the Bond Fund

29

Section 503.

Payments into the Bond Fund

29

Section 504.

Use of Moneys in the Bond Fund

30

Section 505.

Custody of the Bond Fund

30

Section 506.

Non-Presentment of Bonds

30

Section 507.

Trustee’s and Paying Agents’ Fees, Charges and Expenses

30

Section 508.

Moneys to Be Held in Trust

31

Section 509.

Repayment to the Company from the Bond Fund

31

Section 510.

Construction Fund; Capitalized Interest Account and Costs of Issuance Account  31

Section 511.

 Payments into Construction Fund; Disbursements

32

Section 512.

Completion of Project

32

Section 513.

Transfer of Construction Fund

33

Section 514.

Debt Service Reserve Fund

33

Section 515.

Arbitrage Requirements

34

Section 516.

Operating Reserve Fund

34

ARTICLE VI

CUSTODY AND APPLICATION OF PROCEEDS OF BONDS

35

Section 601.

Use of Bond Proceeds

35

ARTICLE VII

INVESTMENTS

35

Section 701.

Investment of Bond Fund, Construction Fund and Debt Service Reserve Fund Moneys  35

Section 702.

Investments Through Trustee’s Bond Department

36

ARTICLE VIII

DISCHARGE OF INDENTURE

36

ARTICLE IX

DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS

38

-ii-

Section 901.

Defaults; Events of Default

38

Section 902.

Acceleration

39

Section 903.

Remedies; Rights of Bondholders

39

Section 904.

Right of Bondholders to Direct Proceedings

39

Section 905.

Application of Moneys

40

Section 906.

Remedies Vested in Trustee

40

Section 907.

Rights and Remedies of Bondholders

40

Section 908.

Termination of Proceedings

41

Section 909.

Waivers of Events of Default

41

Section 910.

Notice of Defaults under Section 901(c); Opportunity of the Company to Cure Defaults  42

ARTICLE X

THE TRUSTEE

42

Section 1001.

Acceptance of the Trusts

42

Section 1002.

Fees, Charges and Expenses of Trustee

44

Section 1003.

Notice to Bondholders If Default Occurs

45

Section 1004.

Intervention by Trustee

45

Section 1005.

Successor Trustee

45

Section 1006.

Resignation by the Trustee

45

Section 1007.

Removal of the Trustee

45

Section 1008.

Appointment of Successor Trustee

46

Section 1009.

Concerning Any Successor Trustees

46

ARTICLE XI

SUPPLEMENTAL INDENTURES

47

Section 1101.

Supplemental Indentures Not Requiring Consent of Bondholders

47

Section 1102.

Supplemental Indentures Requiring Consent of Bondholders

47

Section 1103.

Consent of Company to Supplemental Indentures

48

ARTICLE XII

AMENDMENT OF AGREEMENT, MORTGAGE, GUARANTY OR COLLATERAL ASSIGNMENT

49

Section 1201.

Amendments, etc., to Agreement, Mortgage, Guaranty or Collateral Assignment Not Requiring Consent of Bondholders  49

Section 1202.

Amendments, etc., to Agreement, Mortgage, Guaranty or Collateral Assignment Requiring Consent of Bondholders  49

ARTICLE XIII

MISCELLANEOUS

50

Section 1301.

Consents, etc., of Bondholders

50

Section 1302.

Limitation of Rights

50

Section 1303.

Severability

50

Section 1304.

Notices

51

Section 1305.

Trustee As Paying Agent and Registrar

51

Section 1306.

Payments Due on Sundays and Holidays

51

-iii-

Section 1307.

Counterparts

51

Section 1308.

Applicable Law

51

Section 1309.

Captions

51

Exhibit A

Form of Requisition

A-1

-iv-

INDENTURE OF TRUST

THIS INDENTURE OF TRUST dated as of the first day of November, 2006 by and between THE INDUSTRIAL DEVELOPMENT CORPORATION OF GOODING COUNTY, IDAHO, a public corporation duly organized and existing under the Constitution and the laws of the State of Idaho (the “Issuer”), party of the first part, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association duly organized, existing and authorized to accept and execute trusts of the character herein set out and by virtue of the laws of the United States, with a corporate trust office, domicile and post office address located at 877 West Main Street, Boise, Idaho  83702, as Trustee (the “Trustee”), party of the second part;

WITNESSETH:

WHEREAS, the Issuer is authorized under the Constitution and laws of the State of Idaho, including Section 5 of Article VIII of the Constitution of the State of Idaho and Title 50, Chapter 27, of the Idaho Code, as amended (the “Act”), to issue revenue bonds for the purpose of financing costs of industrial development facilities and solid waste disposal facilities for private users, to the end that the Issuer may be able to promote higher employment, encourage the development of new jobs, maintain and supplement the capital investments in industry that currently exist in the State, encourage future employment by ensuring future capital investment, attract environmentally sound industry to the State, protect and enhance the quality of natural resources and the environment, and promote the products and conservation of energy; and

WHEREAS, the Issuer has authorized the issuance of its Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006 (the “Bonds”) in the aggregate principal amount of $7,640,000 pursuant to the Act for the purpose of providing funds to (a) finance certain solid waste disposal facilities to be owned by Intrepid Technology and Resources Biogas, LLC, an Idaho limited liability company (the “Company”), and located on two existing dairy farms in the Counties of Gooding and Minidoka, Idaho (collectively, the “Project”), (b) pay interest on the Bonds during the construction of the Project, (c) fund a debt service reserve fund for the benefit of the owners of the Bonds and (d) pay certain costs relating to the issuance of the Bonds, all constituting “project costs” of “industrial development facilities” as permitted by the Act; and

WHEREAS, the Issuer has entered into a Loan Agreement dated as of November 1, 2006 (the “Agreement”) with the Company specifying the terms and conditions of a loan by the Issuer to the Company of the proceeds of the Bonds for the purposes specified above and the payment by the Company to the Issuer of amounts sufficient for the payment of the principal of, and premium, if any, and interest on, the Bonds and certain related expenses; and

WHEREAS, the Issuer has contracted for the placement and delivery of the Bonds to be issued in the aggregate principal amount of $7,640,000 as herein provided; and

WHEREAS, in order to provide for the authentication and delivery of the Bonds, to establish and declare the terms and conditions upon which the Bonds are to be issued and secured and to secure the payment of the principal thereof and premium, if any, and interest thereon, the Issuer has authorized the execution and delivery of this Indenture of Trust; and

WHEREAS, the Bonds and the Trustee’s certificate of authentication to be endorsed thereon are all to be in substantially the following form with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture, to wit:

(FORM OF BOND)

R-__

$_____________

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

THE ISSUER HAS ESTABLISHED A BOOK ENTRY SYSTEM OF REGISTRATION FOR THIS BOND.  EXCEPT AS SPECIFICALLY PROVIDED OTHERWISE IN THE INDENTURE (HEREINAFTER DEFINED), CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), WILL BE THE REGISTERED OWNER AND WILL HOLD THIS BOND ON BEHALF OF THE BENEFICIAL OWNER HEREOF.  BY ACCEPTANCE OF A CONFIRMATION OF PURCHASE, DELIVERY OR TRANSFER, THE BENEFICIAL OWNER OF THIS BOND SHALL BE DEEMED TO HAVE AGREED TO SUCH ARRANGEMENT.  CEDE & CO., AS REGISTERED OWNER OF THIS BOND, SHALL BE TREATED AS THE OWNER OF THIS BOND FOR ALL PURPOSES.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

_________________________________

UNITED STATES OF AMERICA

STATE OF IDAHO
THE INDUSTRIAL DEVELOPMENT CORPORATION OF GOODING COUNTY, IDAHO

SOLID WASTE DISPOSAL REVENUE BOND,

(INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC PROJECT) SERIES 2006

INTEREST RATE	MATURITY DATE	DATED DATE	CUSIP NO.
____% per annum	November 1, 2024	November 1, 2006

REGISTERED OWNER:  __________________

PRINCIPAL AMOUNT:  ____________________________ Dollars

KNOW ALL MEN BY THESE PRESENTS that The Industrial Development Corporation of Gooding County, Idaho, a public corporation duly organized and existing under the Constitution and the laws of the State of Idaho (the “Issuer”), for value received, promises to pay (but only out of the sources hereinafter provided), to the Registered Owner identified above or registered assigns, on the Maturity Date shown above, the Principal Amount shown above and to pay (but only out of the sources hereinafter provided) interest on the unpaid Principal Amount hereof from the interest payment date next preceding the date of authentication and registration hereof to which interest has been paid in full, unless such date is an interest payment date to which interest has been paid in full, in which case interest shall be paid from the date of authentication and registration hereof (except that if the date of authentication and registration hereof is prior to the first interest payment date, interest shall be paid from the Dated Date of the Bonds), at the Interest Rate shown above, payable semiannually on May 1 and November 1 in each year, commencing May 1, 2007, computed on the basis of a year of 360 days consisting of twelve 30-day months, until said principal sum is paid or provision for such payment duly made, except as the provisions hereinafter set forth with respect to redemption prior to maturity may become applicable hereto.  Payment of principal of and premium, if any, on this Bond will be made upon presentation and surrender hereof at the designated corporate trust office of Wells Fargo Bank, National Association, as Trustee, or its successor in trust and payment of interest hereon shall be made to the registered owner hereof as of the close of business on the Record Date (as defined in the hereinafter defined Indenture) by check mailed to such owner at his address as it appears on the registration books of the Issuer maintained by the Trustee, as Bond Registrar, or at the written request of the Registered Owner of Bonds in an aggregate principal amount of at least $500,000 submitted to the Trustee on or prior to such date, by wire transfer to an account within the continental United States in accordance with the instructions of such Owner set forth in such request.  Payment of principal of, premium, if any, and interest on this Bond and interest will be made in lawful money of the United States of America.

This Bond is one of a series of Bonds issued under the Indenture in the aggregate principal amount of $7,640,000 (the “Bonds”) for the purpose of providing funds to (a) finance the cost of acquiring, constructing and installing certain solid waste disposal facilities to be owned by Intrepid Technology and Resources Biogas, LLC, an Idaho limited liability company (the “Company”), and located on two existing dairy farms in the Counties of Gooding and Minidoka, Idaho (collectively, the “Project”), (b) pay interest on the Bonds during the construction of the Project, (c) fund a debt service reserve fund for the benefit of the owners of the Bonds and (d) pay certain costs relating to the issuance of the Bonds, all constituting “project costs” of “industrial development facilities” as permitted by the Act.  Proceeds from the sale of the Bonds are being loaned by the Issuer to the Company under the terms of a Loan Agreement dated as of November 1, 2006 (as from time to time supplemented and amended, the “Agreement”).

This Bond and all other Bonds of the series of which it forms a part are issued pursuant to and in full compliance with the Constitution and laws of the State of Idaho (the “State”), particularly Title 50, Chapter 27, of the Idaho Code, as amended (the “Act”), and pursuant to a resolution adopted and approved by the Issuer, which resolution authorizes the execution and delivery of the Indenture.  NEITHER THE STATE, GOODING COUNTY, IDAHO (THE “COUNTY”) OR ANY OTHER MUNICIPAL CORPORATION, QUASI-MUNICIPAL CORPORATION, SUBDIVISION OR AGENCY OF THE STATE IS OBLIGATED TO PAY THE PRINCIPAL OR THE INTEREST ON THE BONDS.  NO TAX FUNDS OR GOVERNMENTAL REVENUE MAY BE USED TO PAY THE PRINCIPAL OR INTEREST ON THE BONDS.  NEITHER ANY OR ALL OF THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE, THE COUNTY OR ANY OTHER MUNICIPAL CORPORATION, QUASI-MUNICIPAL CORPORATION, SUBDIVISION OR AGENCY THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR THE INTEREST ON THE BONDS.  THE ISSUER HAS NO TAXING POWER.  This Bond is payable solely from the revenues and funds pledged for its payment as authorized by the Act.  The Bonds shall be payable solely from the revenues derived by the Issuer pursuant to the Agreement (except as provided in the Indenture to the extent paid out of moneys attributable to the Bond proceeds, or the income from the temporary investment thereof).  Pursuant to the provisions of the Agreement, payments sufficient for the prompt payment when due of the principal of, premium, if any, and interest on the Bonds are to be paid by the Company to the Trustee and deposited in a special account created by the Issuer and designated “The Industrial Development Corporation of Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Bond Fund,” and the rights of the Issuer under the Agreement have been duly pledged and assigned to the Trustee under the Indenture to secure payment of such principal, premium, if any, and interest.

The Bonds are all issued under and equally and ratably secured and entitled to the security of an Indenture of Trust dated as of November 1, 2006 (as from time to time supplemented and amended, the “Indenture”), duly executed and delivered by the Issuer to Wells Fargo Bank, National Association, as Trustee (the term “Trustee” when used herein referring to said Trustee or its successors in said trust), which assigns to the Trustee, as security for the Bonds, certain of the Issuer’s rights under the Agreement.  The Indenture is on file at the office of the Trustee and reference is made to the Indenture and to all indentures supplemental thereto for a description of the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer and the Trustee, the rights of the owners of the Bonds and the terms on which the Bonds are or may be issued and secured, and to all the provisions of which the owner hereof by the acceptance of this Bond assents.  All capitalized terms used herein and not defined shall have the meanings set forth in the Indenture.

The Bonds are additionally secured by moneys held by the Trustee in a special trust fund established under the Indenture and designated “The Industrial Development Corporation of

Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Debt Service Reserve Fund.”  The Bonds are further secured by (i) a Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated as of November 1, 2006 from the Company for the benefit of the Trustee (as from time to time supplemented and amended, the “Mortgage”), (ii) a Guaranty Agreement dated as of November 1, 2006, from Intrepid Technology and Resources, Inc., an Idaho corporation, as guarantor, to the Trustee (as from time to time supplemented and amended, the “Guaranty”), (iii) a Collateral Assignment of Contracts, Permits, Licenses and Plans dated as of November 1, 2006 from the Company to the Trustee (as from time to time supplemented and amended, the “Collateral Assignment”), (iv) a Limited Liability Company Pledge Agreement dated as of November 1, 2006 (the “Pledge Agreement”) from the Guarantor to the Trustee and (v) an Environmental Indemnity Agreement dated as of November 1, 2006 (the “Environmental Agreement”) from the Guarantor and the Company for the benefit of the Trustee.

This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the designated corporate trust office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond.  Upon such transfer a new fully registered Bond or Bonds in denominations of $100,000 and any integral multiple of $5,000 in excess thereof (the “Authorized Denominations”) and for the same maturity and aggregate principal amount will be issued to the transferee in exchange therefor.

The Trustee shall not be required to transfer or exchange any Bond during the period of fifteen days next preceding any interest payment date of such Bond nor to transfer or exchange any Bond after the giving of notice calling such Bond or portion thereof for redemption has been given as provided in the Indenture, nor during the period of fifteen days next preceding the giving of such notice of redemption.

The Issuer and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof for the purpose of receiving payment of or on account of principal hereof and premium, if any, hereon and interest due hereon and for all other purposes and neither the Issuer nor the Trustee shall be affected by any notice to the contrary.

The Bonds are issuable as fully registered Bonds in Authorized Denominations.  Subject to the limitations and upon payment of the charges provided in the Indenture, fully registered Bonds may be exchanged for a like aggregate principal amount of Bonds of the same maturity of other Authorized Denominations.

The Bonds shall be redeemed in the event the Company shall elect to exercise its option to prepay unpaid amounts under the Agreement and to cause the Bonds to be redeemed as provided in the Agreement, as a whole or in part as provided in the Indenture at any time upon the occurrence of certain extraordinary events, including inter alia damage, destruction or condemnation of the Project and changes with respect to the economics or inoperability of all or a part of the Project.  Any such redemption shall be made at 100% of the principal amount to be redeemed, plus accrued interest to the redemption date.

The Bonds are subject to optional redemption by the Issuer, at the written direction of the Company, prior to maturity on any date on or after November 1, 2016, in whole or in part (as provided in the Indenture) at the redemption prices (expressed as a percentage of the principal amount to be redeemed) set forth below, plus accrued interest to the redemption date.

REDEMPTION DATE (Dates Inclusive)	REDEMPTION PRICE
November 1, 2016 to October 31, 2017	102%
November 1, 2017 to October 31, 2018	101%
November 1, 2018 and thereafter	100%

The Bonds shall be redeemed in whole, but not in part, by the Issuer prior to maturity not more than 180 days after receipt by the Company or the Issuer of notice of

(i)

the issuance of a published or private ruling of the Internal Revenue Service in which the Company has participated to the degree it deems sufficient and which ruling the Company, in its discretion, does not contest by an appropriate proceeding directly or through a Bondholder, or

(ii)

a final determination by any court of competent jurisdiction in the United States in a proceeding to which the Company is a party; provided that such determination shall not be considered final until the expiration of all periods for judicial review or appeal, in either case to the effect that, as a result of a failure by the Company to observe any covenant, agreement, representation or warranty in the Agreement, the interest payable on the Bonds is includable in the gross income for federal income tax purposes of the owners or beneficial owners thereof, other than a “substantial user” of the Project or a “related person” thereto as defined in Section 147(a) of the Internal Revenue Code of 1986, as amended.  Any such redemption shall be made at a redemption price equal to 105% of the principal amount thereof, plus accrued interest to the redemption date.

The Bonds shall be redeemed in whole, but not in part, by the Issuer prior to maturity at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date, within 60 days after the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in the Agreement as a result of any changes in the Constitution of the State or the Constitution of the United States of America or of the enactment or amendment of any statute or administrative rule (whether state of federal) or by final decree, judgment or order of any court or administrative body (whether state of federal) entered after the contest thereof by the Company in good faith.

If less than all of the outstanding Bonds are to be redeemed, the Trustee shall select the Bonds to be redeemed by maturity in reverse chronological order in a manner designated by the Company.

In the event any of the Bonds are called for redemption as aforesaid, notice thereof identifying the Bonds or portions thereof (which shall be $5,000 or an integral multiple thereof provided such Bond is of a denomination larger than $100,000 and that after such redemption the remaining principal amount of such Bond shall be in a denomination of $100,000 and any integral multiple of $5,000 in excess thereof) to be redeemed will be given by mailing a copy of the redemption notice by first class mail at least 30 days prior to the date fixed for redemption to the registered owner of each Bond to be redeemed at the address shown on the registration books; provided, however, that any such optional redemption may be conditional upon the receipt by the Trustee of sufficient moneys to pay the principal of, premium, if any, and any interest on such Bonds as of the date filed for such redemption; provided, further, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of Bonds.  All Bonds so called for redemption will cease to bear interest on the specified redemption date, shall no longer be protected by the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture, provided funds for their redemption are on deposit at the place of payment at that time.

As and for a mandatory sinking fund for the redemption of the Bonds, the Issuer shall deposit in the Bond Fund on or before the last Business Day preceding November 1, 2009, and on or before the last Business Day preceding each November 1 thereafter, a sum which together with other moneys available therefor in the Bond Fund is sufficient to redeem (after credit as provided below) the following principal amounts of Bonds at a redemption price equal to 100% of the principal amount thereof to be redeemed, plus accrued interest, if any, to the redemption date:

NOVEMBER 1 OF THE YEAR	PRINCIPAL AMOUNT
2009	$265,000
2010	285,000
2011	305,000
2012	325,000
2013	350,000
2014	375,000
2015	405,000
2016	435,000
2017	470,000
2018	505,000
2019	540,000
2020	580,000
2021	625,000
2022	675,000
2023	725,000
2024*	775,000

__________________

*Final maturity.

In case a Bond is of a denomination larger than the minimum Authorized Denomination of $100,000, a portion of such Bond may be redeemed, but only in the principal amount of $5,000 or any integral multiple of $5,000 in excess of $100,000 and each $5,000 unit in excess of such minimum Authorized Denomination thereof shall be counted as one Bond for the purpose of selecting by lot.  Following any such partial redemption, the remaining principal amount of such Bond shall be in an Authorized Denomination (i.e., $100,000 and any integral multiple of $5,000 in excess thereof).  On or before the thirtieth day prior to each such mandatory sinking fund redemption date, the Trustee shall proceed to select for mandatory sinking fund redemption (in a manner designated by the Company) from all outstanding Bonds a principal amount of Bonds equal to the aggregate principal amount of Bonds redeemable with the required sinking fund payment, and shall call such Bonds or portions thereof for mandatory sinking fund redemption on the next November 1 and give notice of such call.  At its option, to be exercised on or before the forty-fifth day next preceding any such mandatory sinking fund redemption date, the Company may (i) deliver to the Trustee for cancellation, Bonds or portions thereof (in the minimum Authorized Denomination or any integral multiple of $5,000 in excess thereof) in any aggregate principal amount desired or (ii) receive a credit for any Bonds or portions thereof (in the minimum Authorized Denomination or any integral multiple of $5,000 in excess thereof) which prior to said date have been redeemed (otherwise than by mandatory sinking fund redemption) and canceled by the Trustee and not theretofore applied as a credit against any mandatory sinking fund redemption obligation.  Each such Bond or portion thereof so delivered or previously redeemed shall be credited by the Trustee at 100% of the principal amount thereof on the payment obligation of the Issuer on such sinking fund redemption date and any excess over such amount shall be credited on future mandatory sinking fund redemption obligations in chronological order, and the principal amount of Bonds to be redeemed by operation of such mandatory sinking fund redemption shall be accordingly reduced.

So long as Cede & Co., as nominee of The Depository Trust Company (“DTC”), is the registered owner of the Bonds, all notices of redemption will be subject to any additional procedures established pursuant to Section 211 of the Indenture and any agreement among the Trustee, the Issuer and DTC.

If an event of default under the Indenture shall occur, the principal of and interest on the Bonds may become or be declared to be due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the owners of the Bonds under the Indenture at any time by the Issuer with the consent of the owners of all Bonds then outstanding, or in certain circumstances not less than two-thirds in aggregate principal amount of the Bonds then outstanding.  The Indenture also permits, with certain exceptions as therein provided, the waiver of events of default under the Indenture by the owners of specified percentages in aggregate principal amount of Bonds then outstanding.  Any such consent or waiver by the owner of this Bond shall be conclusive and binding upon such owner and upon all future owners of this Bond and of any Bond issued upon the transfer or exchange of this Bond whether or not notation of such consent or waiver is made upon this Bond.

No recourse shall be had for the payment of the principal of, premium, if any, or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future member, director, officer, employee or agent of the Issuer, or any incorporator, officer, director or member of any successor corporation, as such, either directly or through the Issuer or any successor corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, director, officer, employee or agent as such is hereby expressly waived and released as a condition of and in consideration for the execution of the Indenture and the issuance of any of the Bonds.

The owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.  In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts and conditions required to be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the series of which it forms a part, does not exceed or violate any constitutional or statutory limitation.

This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been duly executed by the Trustee.

IN WITNESS WHEREOF, The Industrial Development Corporation of Gooding County, Idaho, has caused this Bond to be executed in its name by the manual or facsimile signature of the President of the Issuer and the facsimile of the seal of the Issuer to be printed hereon, and attested by the manual or facsimile signature of the Secretary of the Issuer.

THE INDUSTRIAL DEVELOPMENT CORPORATION OF GOODING COUNTY, IDAHO

By

 President

[SEAL]

ATTEST:

______________________________

Secretary

(Form of Trustee’s Certificate of Authentication)

This Bond is one of the Bonds described in the within-mentioned Indenture of Trust.

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Date of Authentication

  as Trustee

 and Registration:

______________________________

By

 Authorized Officer

(FORM OF ASSIGNMENT)

ASSIGNMENT

FOR VALUE RECEIVED the undersigned sells, assigns, and transfers unto _____________________ (please insert Social Security or other identifying number of assignee: ______________________) this Bond of The Industrial Development Corporation of Gooding County, Idaho (the “Issuer”) and does hereby irrevocably constitute and appoint _____________ _________________ Attorney, to transfer this Bond on the books of said Issuer, with full power of substitution in the premises.

Dated __________________

NOTICE:  The signature to this assignment must correspond with the name as it appears on the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:

_______________________________

NOTICE:

Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company or a member firm of the STAMP, SEMP or MSP signature guaranty medallion program.

(END OF FORM OF BOND)

WHEREAS all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to effect a valid assignment and pledge of certain of the Issuer’s rights under the Agreement, including its right to all Revenues (as hereinafter defined) for the payment of the principal of, premium, if any, and interest on the Bonds have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

NOW, THEREFORE, THIS INDENTURE OF TRUST WITNESSETH:

That the Issuer in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the Bonds by the purchasers thereof, one dollar duly paid to the Issuer by the Trustee at or before the execution and delivery of these presents and of other good and valuable considerations, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on all Bonds outstanding hereunder from time to time, according to their tenor and effect, and to secure the observance and performance by the Issuer of all the covenants, expressed or implied herein and in the Bonds, does hereby pledge and assign unto the Trustee, and unto its successors and assigns forever:

GRANTING CLAUSE FIRST

All Revenues (as hereinafter defined) derived by the Issuer under and pursuant to the hereinafter defined Agreement (other than amounts payable to the Issuer pursuant to Sections 5.4, 5.11 and 6.4 of the Agreement), provided that the assignment hereby made shall not impair or diminish any obligation of the Issuer under the provisions of the Agreement, and all moneys and securities from time to time held by the Trustee under the terms of this Indenture; provided, however, that nothing in the Bonds or in this Indenture shall be construed as constituting a debt of the State of Idaho, of Gooding County or of any other municipal corporation, quasi-municipal corporation, subdivision or agency of the State of Idaho or to pledge any or all of the faith and credit of any of such entities; provided, however, that the assignment hereby made shall not in any way be deemed to constitute a pledge or assignment of, or affect the collection of or the receipt by the Issuer of, moneys (other than moneys payable under Section 4.1 of the Agreement) which, pursuant to the Agreement, are to be paid directly to the Issuer, including without limitation amounts payable under Sections 5.4, 5.11 and 6.4 of the Agreement; and

GRANTING CLAUSE SECOND

Except for its rights to moneys payable under Sections 5.4, 5.11 and 6.4 of the Agreement, the Agreement including all extensions and renewals of the term thereof, if any, together with all right, title and interest of the Issuer therein, including, but without limiting the generality of the foregoing, the present and continuing right to make claim for, collect, receive and receipt for any of the Revenues and other sums of money payable or receivable thereunder, whether payable in repayment of the loan made thereunder or otherwise, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Issuer is or may become entitled to do under the Agreement; provided, that the assignment made by this clause shall not impair or diminish any obligation of the Issuer under the Agreement; provided, however, that the assignment made hereby shall not in any way affect, restrict or preclude the Issuer from exercising its rights or enforcing the Company’s obligations under the Agreement.

GRANTING CLAUSE THIRD

All moneys realized by the Trustee under the Mortgage, the Guaranty, the Collateral Assignment, the Pledge Agreement and the Environmental Agreement.

GRANTING CLAUSE FOURTH

All proceeds of any of the items pledged pursuant to Granting Clauses First through Third above.

IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future owners of the Bonds, from time to time issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any other Bonds.

PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds and premium, if any, and the interest due or to become due thereon, at the times and in the manner mentioned in the Bonds, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article V hereof or shall provide, as permitted by Article VIII hereof, for the payment thereof by depositing with the Trustee the entire amount due or to become due on all Bonds, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee and all paying agents all sums of money due or to become due to them in accordance with the terms and provisions hereof, then this Indenture and the rights hereby granted shall cease, determine and be void; otherwise this Indenture to be and remain in full force and effect.

THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all Revenues (hereinafter defined) hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective owners from time to time of the Bonds, as follows:

ARTICLE I

DEFINITIONS

All terms used herein which are defined in the Agreement shall have the same meanings assigned them in the Agreement unless the context otherwise requires.  In addition, the following words and terms as used in this Indenture shall have the following meanings unless the context or use indicates another or different meaning or intent:

“Act” means Section 5 of Article VIII of the Constitution of the State of Idaho and Title 50, Chapter 27, of the Idaho Code, as from time to time supplemented and amended.

“Agreement” means the Loan Agreement executed by and between the Issuer and the Company of even date herewith, and, where the context permits, all amendments and supplements thereto.

“Annual Debt Service Requirement” means the amount of principal of and interest on the Bonds coming due in a Bond Year upon mandatory sinking fund redemption or at maturity (after giving effect to the mandatory sinking fund redemption requirements specified herein).

“Authorized Denominations” has the meaning set forth in Section 202 hereof.

“Beneficial Owners” means, whenever a system of book-entry registration shall be in effect, the owners of the Bonds for federal income tax purposes.

“Bond” or “Bonds” means any one or more of the $7,640,000 solid waste disposal revenue bonds authorized and issued by the Issuer, authenticated by the Trustee and delivered pursuant to the Act and hereunder and designated “The Industrial Development Corporation of Gooding County, Idaho Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006.”

“Bond Fund” means the “The Industrial Development Corporation of Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Bond Fund” created under Section 502 hereof.

“Bond Year” means any twelve-month period beginning November 1 of a calendar year and ending on October 31 of the next calendar year.  For the purposes of calculating debt service on the Bonds payable during any Bond Year, principal and interest payable on the Bonds on November 1 of any Bond Year shall be deemed to be payable during the Bond Year commencing on such November 1.

“Bondholder” or “owner” of any Bonds means the registered owner of any Bond.

“Code” means the Internal Revenue Code of 1986, as amended, and all regulations promulgated in connection therewith.

“Collateral Assignment” means the Collateral Assignment of Contracts, Permits, Licenses, Rights of Way and Plans dated as of November 1, 2006 from the Company to the Trustee, as amended or modified from time to time in accordance with the terms of this Indenture.

“Company” means Intrepid Technology and Resources Biogas, LLC and any surviving, resulting or transferee entity as provided in Section 5.3 of the Agreement.

“Costs of Issuance” has the meaning set forth in the Tax Agreement.

“Dairies” means, collectively, West Point Dairy and Whitesides Dairy.

“Debt Service Reserve Fund” means “The Industrial Development Corporation of Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Debt Service Reserve Fund” created under Section 514 hereof.

“Debt Service Reserve Fund Requirement” means the least of (a) the maximum Annual Debt Service Requirement in the then current or any future Bond Year, (b) 125% of the average Annual Debt Service Requirement in the then current and all future Bond Years or (c) 10% of the outstanding aggregate principal amount of the Bonds.

“Environmental Agreement” means the Environmental Indemnity Agreement dated as of November 1, 2006 from the Company and the Guarantor for the benefit of the Trustee.

“Extraordinary Services” and “Extraordinary Expenses” mean all services rendered and all expenses incurred under this Indenture other than Ordinary Services and Ordinary Expenses.

“Guarantor” means Intrepid Technology and Resources, Inc., an Idaho corporation.

“Guaranty” means the Guaranty Agreement dated as of November 1, 2006, from the Guarantor to the Trustee, as amended or modified from time to time in accordance with the terms of this Indenture.

“Indenture” means this Indenture of Trust as supplemented and amended by any supplemental indentures executed by the Issuer and the Trustee pursuant to Article XI hereof.

“Independent Engineer” means an engineer or engineering firm qualified to practice the profession of engineering under the laws of Idaho and who or which is not a full time employee of the Issuer or the Company.

“Issuer” means The Industrial Development Corporation of Gooding County, Idaho, a public corporation duly organized and existing under the Constitution and laws of the State, including the Act, or any successor to its rights and obligations under the Agreement and this Indenture.

“Mortgage” means the Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated as of November 1, 2006 from the Company for the benefit of the Trustee, as from time to time supplemented and amended.

“Operating Reserve Fund” means “The Industrial Development Corporation of Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Operating Reserve Fund” created under Section 516 hereof.

“Ordinary Services” and “Ordinary Expenses” mean those services rendered and those expenses incurred by the Trustee hereunder which are equivalent to those services normally rendered and those expenses normally incurred by a trustee under instruments similar to this Indenture.

“Outstanding” or “outstanding” when used with reference to the Bonds means all Bonds which have been duly authenticated, and delivered by the Trustee under this Indenture, except:

(a)

Bonds canceled or surrendered to the Trustee for cancellation;

(b)

Bonds for the payment or redemption of which cash funds shall have been deposited with the Trustee, or provision for the payment of which shall have been made in accordance with Article VIII hereof (whether upon or prior to the maturity or redemption date of such Bonds); provided that if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given pursuant to Section 303 hereof, or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee, shall have been filed with the Trustee; and

(c)

Bonds in lieu of which others have been authenticated and delivered under Section 208 hereof.

“Paying Agent” means any paying agent for the Bonds (which may include the Trustee) and its successor or successors appointed pursuant to the provisions of this Indenture.

“Person” means natural persons, partnerships, associations, corporations, trusts and public bodies.

“Pledge Agreement” means the Limited Liability Company Pledge Agreement dated as of November 1, 2006 from the Guarantor to the Trustee.

“Project” means the buildings, foundations, machinery, tanks, equipment, systems or processes, or any portion thereof, which are (i) Exempt Facilities, (ii) used or to be used in conjunction with the operations of the Company at the Dairies, and (iii) briefly described in Exhibit A to the Agreement (and more particularly, described in the Plans and Specifications), together with any additions, modifications or substitutions thereto.

“Rebate Fund” means the Rebate Fund, if any, established in accordance with the requirements of the Tax Agreement.

“Record Date” for any date upon which interest on a Bond is to be paid means the close of business on the 15th calendar day preceding such date or, if not a Business Day, on the next preceding Business Day.

“Registered owner” shall mean the person or persons in whose name or names a Bond shall be registered on books of the Issuer kept for that purpose in accordance with the terms of this Indenture.

“Revenues” means (i) all amounts payable pursuant to Section 4.1 of the Agreement, and (ii) any earnings resulting from the investment of moneys in the Bond Fund, the Construction Fund, the Capitalized Interest Account, the Costs of Issuance Account and the Debt Service Reserve Fund pursuant to Article VII of this Indenture, but excluding moneys and securities in the Rebate Fund.

“State” means the State of Idaho and any successor thereto.

“Securities Act” has the meaning set forth in Section 209 hereof.

“SEDA” means the Standby Equity Distribution Agreement dated March 10, 2005 between the Guarantor and Cornell Capital Partners, LP.

“Tax Agreement” means the Tax Exemption Certificate and Agreement, dated the date of issuance of the Bonds, among the Issuer, the Trustee and the Company.

“Trustee” means Wells Fargo Bank, National Association, and any successor trustee appointed pursuant to Section 1005 or 1008 hereof, at the time serving as successor trustee hereunder.

“West Point Dairy” means the dairy farm known by that name and located in Gooding County, Idaho at 1449 East 2100 South, Wendell, Idaho 83355 with which the Company has contracted to situate a portion of the Project.

“Whitesides Dairy” means the dairy farm known by that name and located in Minidoka County, Idaho at 700 North 719 East, Rupert, Idaho 83350, with which the Company has contracted to situate a portion of the Project.

Unless the context shall otherwise indicate, words importing the singular number shall include the plural number, and vice versa, and the terms “hereof,” “hereby,” “hereto,” “hereunder,” and similar terms, mean this Indenture.

Any reference herein to the State, to the Issuer, or to any officers thereof, shall include those succeeding to their functions, duties or responsibilities pursuant to or by operation of law or who are lawfully performing their functions.  Any reference to a section or provision of the Idaho Constitution or the Act or to a section, provision or chapter of the Idaho Code shall include such section or provision or chapter as from time to time amended, modified, revised, supplemented, or superseded; provided, however, that no such change in the Idaho Constitution or laws of the State (a) shall alter the obligation to pay the principal of, premium, if any, and interest on the Bonds in the amounts and manner, at the times, and from the sources provided in this Indenture, except as otherwise herein permitted or (b) shall be deemed applicable by reason of this provision if such change would in any way constitute an impairment of the rights of the Issuer or the Company under the Agreement or this Indenture.

ARTICLE II

THE BONDS

Section 201.

Authorized Amount of Bonds.  No Bonds may be issued under the provisions of this Indenture except in accordance with this Article.  The total principal amount of Bonds that may be issued is hereby expressly limited to $7,640,000.

Section 202.

The Bonds.  There shall be issued and secured by this Indenture the Bonds to be designated “The Industrial Development Corporation of Gooding County, Idaho Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006.”  Such Bonds shall be issuable as fully registered Bonds without coupons in denominations of $100,000 and any integral multiple of $5,000 in excess thereof (the “Authorized Denominations”).  Unless the Issuer shall otherwise direct, the Bonds shall be lettered R and shall be numbered separately from 1 upward.

The Bonds shall be dated as of November 1, 2006 and interest shall accrue on the Bonds from such date.  Interest on each Bond shall be calculated from the interest payment date next preceding the date of authentication thereof to which interest has been paid in full, unless the date thereof is an interest payment date to which interest has been paid in full, in which case interest shall be paid from the date thereof (except that if the date thereof is prior to the first interest payment date, interest shall be paid from the dated date of the Bonds).

The Bonds shall mature on November 1, 2024 and shall bear interest at the rate of 7.50% per annum, payable on May 1 and November 1 of each year, commencing May 1, 2007.  Interest shall be computed on the basis of a year of 360 days consisting of twelve 30-day months.

Section 203.

Place of Payment.  The principal of and premium, if any, on the Bonds shall be payable (but only out of the sources hereinafter provided) in lawful money of the United States of America upon presentation and surrender thereof at the designated corporate trust office of the Trustee.  Payment of interest on the Bonds shall be made from such sources to the registered owner thereof as of the close of business on the Record Date for such interest payment date and shall be paid by check mailed to the registered owner at his address as it appears on the registration books of the Issuer or at such other address as is furnished to the Trustee in writing by such registered owner or at the written request of the Registered Owner of Bonds in aggregate principal amount of at least $500,000 submitted to the Trustee on or prior to such date, by wire transfer to an account within the continental United States in accordance with the instructions of such Owner set forth in such request.  Payment of the principal of all Bonds shall be made upon presentation and surrender of such Bonds as the same shall become due and payable or as hereinafter provided.

Section 204.

Execution; Special Obligation.  The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signatures of its President and shall have impressed or printed thereon the corporate seal of the Issuer or a facsimile of the corporate seal of the Issuer attested with the manual or facsimile signature of its Secretary.  Any such facsimile signature shall have the same force and effect as if said President or Secretary, as the case may be, had manually signed each of said Bonds.

In case any officer whose signature or a facsimile of whose signature shall appear on the Bonds shall cease to be such officer before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained in office until delivery.

The Bonds, together with interest thereon, shall be limited obligations of the Issuer payable solely from the Revenues (except as provided in this Indenture and the Agreement to the extent paid out of moneys attributable to the Bond proceeds or the income from the temporary investment thereof) and shall be a valid claim of the respective owners thereof only against the Bond Fund, the Debt Service Reserve Fund, other moneys held by the Trustee (including moneys realized by the Trustee under the Mortgage, the Guaranty and the Collateral Assignment as described in the next succeeding paragraph) and the Revenues, which Revenues shall be used for no other purpose than to pay the principal of, premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture and the Agreement.  Neither the State, Gooding County, Idaho or any other municipal corporation, quasi-municipal corporation, subdivision or agency thereof is obligated to pay the obligations hereunder, the principal of, premium, if any, or interest on the Bonds, or the other costs incident thereto.  No tax funds or governmental revenue may be used to pay the principal of, premium, if any, or interest on the Bonds.  Neither any or all of the faith and credit nor the taxing power of the State, Gooding County, Idaho or any other municipal corporation, quasi-municipal corporation, subdivision or agency thereof is pledged to the payment of the principal of, premium, if any, or interest on the Bonds.  No owner of any of the Bonds has the right to compel any exercise of the taxing power of the State or any political subdivision or agency thereof to pay the Bonds or the interest or the premium, if any, thereon.  The Issuer has no taxing power.  The Bonds do not and shall never constitute or give rise to any pecuniary liability of the Issuer or a charge upon its general credit.  The Bonds do not and shall never constitute or evidence an indebtedness of the Issuer, the State or any political subdivision thereof or a loan of credit thereof within the meaning of any constitutional or statutory provision.

No recourse shall be had for the payment of the principal of, premium, if any, or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in this Indenture contained, against any past, present or future member, director, officer, employee or agent of the Issuer, or any incorporator, officer, director or member of any successor corporation, as such, either directly or through the Issuer or any successor corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, director, officer, employee or agent as such is hereby expressly waived and released as a condition of and in consideration for the execution of this Indenture and the issuance of any of the Bonds.

Section 205.

Authentication.  No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond substantially in the form hereinabove set forth shall have been duly executed by the Trustee, and such executed certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture.  The Trustee’s certificate of authentication on any Bond shall be deemed to have been executed by it if signed by an authorized officer or signatory of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Bonds issued hereunder.

Section 206.

Form of Bonds.  The Bonds issued under this Indenture shall be substantially in the form hereinabove set forth with such appropriate variations, omissions and insertions as are permitted or required by this Indenture.

Section 207.

Delivery of Bonds.  Subsequent to and promptly upon the execution and delivery of this Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Bonds to be issued on said date in the aggregate principal amount of $7,640,000 and deliver them to or upon the order of the Issuer as hereinafter in this Section 207 provided.

Prior to the delivery by the Trustee of any of the Bonds there shall be filed with the Trustee:

1.

A copy, duly certified by the Secretary of the Issuer, of the resolution duly adopted by the Issuer authorizing the execution and delivery of the Agreement, this Indenture and the Tax Agreement and the issuance of the Bonds.

2.

Original executed counterparts of the Agreement, this Indenture, the Tax Agreement, the Mortgage, the Guaranty, the Collateral Assignment and estoppel certificate from the respective owners of the real estate related to West Point Dairy and Whitesides Dairy.

3.

A request and authorization to the Trustee from the Issuer, signed by the President or the Secretary of the Issuer to authenticate and deliver the Bonds (in the aggregate principal amount of $7,640,000) to the purchasers thereof identified upon payment to the Issuer of a sum equal to the purchase price thereof.  Such proceeds shall be deposited in accordance with Section 601 hereof.

4.

An opinion of Bond Counsel to the effect that the interest on the Bonds is not includable in gross income of the owners thereof for federal income tax purposes except with respect to interest on any Bonds for any period during which such Bonds are owned by a person who is a substantial user of the Project, or any person considered to be related to such person, within the meaning of Section 147(a) of the Code.

5.

An ALTA Leasehold Loan Policy or Policies with respect to the Project.

6.

Environmental Assessments with respect to the Project.

7.

Proof of the Company’s compliance with Section 5.7 of the Loan Agreement.

8.

The certificates and opinions required to be furnished as closing conditions by Bond Counsel.

Section 208.

Mutilated, Lost, Stolen or Destroyed Bonds.  In the event any Bond is mutilated, lost, stolen or destroyed, upon the written request of the Trustee, the Issuer shall execute and the Trustee shall authenticate a new Bond of like denomination as that mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with indemnity satisfactory to them.  In the event any such mutilated Bond shall have matured, instead of issuing a duplicate Bond the Issuer may pay the same without surrender thereof.  The Issuer and the Trustee may charge the owner of such Bond with their reasonable fees and expenses in this connection.  The Trustee shall inform the Company that such Bond or Bonds are being replaced.

Every substitute Bond issued pursuant to the provisions of this Section 208 by virtue of the fact that any Bond is lost, stolen or destroyed, shall constitute an additional contractual obligation of the Issuer, whether or not the lost, stolen or destroyed Bond shall be at any time enforceable, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.  All Bonds shall be owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of lost, stolen or destroyed Bonds, and shall preclude any and all other rights or remedies other than under any contrary provisions of any supplemental indentures of the Issuer hereafter entered into, notwithstanding any law or statute now existing or hereafter enacted with respect to replacement or payment of negotiable instruments or other securities without their surrender.

Section 209.

Registration and Exchange of Bonds; Persons Treated as Owners.  The Issuer shall cause books for the registration and for the transfer of the Bonds as provided in this Indenture to be kept by the Trustee which is hereby constituted and appointed the Bond Registrar of the Issuer.

Upon surrender for transfer of any Bond at the designated corporate trust office of the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver a new Bond or Bonds of the same maturity in a like aggregate principal amount.

Bonds may be exchanged by the registered owners thereof in person or by their attorneys duly authorized in writing at the designated corporate trust office of the Trustee for a like aggregate principal amount of Bonds of the same maturity of other Authorized Denominations.  The Issuer shall execute and the Trustee shall authenticate and deliver Bonds which the Bondholder making the exchange is entitled to receive, bearing numbers not contemporaneously then outstanding.

In each case, except as provided in Section 306 hereof, the Trustee shall require the payment by the Bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer, but no service charge may be made for any transfer or exchange made pursuant to this Section 209.

The Trustee shall not be required to transfer or exchange any Bond during the period of fifteen days next preceding any interest payment date of such Bond nor to transfer or exchange any Bond after the giving of notice calling such Bond or portion thereof for redemption has been given as herein provided, nor during the period of fifteen days next preceding the giving of such notice of redemption.

As to any Bond the person in whose name the same shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of either principal or interest on any Bond shall be made only to or upon the order of the registered owner thereof or his legal representative, but such registration may be changed as hereinabove provided.  All such payments shall be valid and effective to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

Section 210.

Cancellation of Bonds.  Any Bond received by the Trustee for replacement pursuant to Section 208 hereof or exchange or transfer pursuant to Section 209 hereof shall be promptly canceled by the Trustee and evidence of such cancellation shall be delivered by the Trustee to the Issuer and the Company upon request.  Whenever any outstanding Bond shall be delivered to the Trustee for cancellation pursuant to this Indenture upon payment of the principal and interest represented thereby, it shall be promptly canceled by the Trustee and counterparts of a certificate evidencing such cancellation shall be furnished by the Trustee to the Issuer and the Company upon request.

Section 211.

Book Entry System.  The Trustee and the Issuer, at the direction of the Company, may from time to time enter into, and discontinue, an agreement with a “clearing agency” (securities depository) registered under Section 17A of the Securities Exchange Act of 1934, as amended (the “Securities Depository”), which is the record owner of the Bonds, to establish procedures with respect to the Bonds owned by such Securities Depository, not inconsistent with the provisions of this Indenture; provided, however, that any such agreement may provide that such Securities Depository is not required to present a Bond in order to receive a partial payment of principal, that a legend shall appear on each Bond so long as the Bonds are subject to such agreement, and that different provisions for notice to such Securities Depository may be set forth therein.

ARTICLE III

REDEMPTION OF BONDS BEFORE MATURITY

Section 301.

Redemption Dates and Prices.  The Bonds may not be called for redemption prior to maturity except as provided herein:

1.

Extraordinary Optional Redemption.  The Bonds shall be redeemed in whole, or in part, at any time upon the exercise by the Company of its option to accelerate the payment of unpaid amounts payable by the Company pursuant to the provisions of the Agreement if any of the following shall have occurred:

(a)

The Project or a portion thereof shall have been damaged or destroyed (in whole or in part) by fire or other casualty for which proceeds of the insurance required to be and actually maintained by the Company pursuant to the

Agreement are available (i) to such extent that, in the opinion of an Independent Engineer expressed in a certificate filed with the Issuer and the Trustee, it is not practicable or desirable to rebuild, repair or restore the Project or such portion thereof within a period of six consecutive months following such damage or destruction or (ii) to such extent that, in the opinion of an Independent Engineer expressed in a certificate filed with the Issuer and the Trustee, the Company is or will be thereby prevented from carrying on its normal operations at the Project or such portion thereof for a period of six consecutive months.

(b)

Title to, or the temporary use of, all or substantially all the Project or a portion thereof shall have been taken under the exercise of the power of eminent domain by any governmental authority, or person, firm or corporation acting under governmental authority, including such a taking or takings as results or is likely to result, in the opinion of an Independent Engineer expressed in a certificate filed with the Issuer and the Trustee, in the Company being thereby prevented from carrying on its normal operations at the Project or such portion thereof for a period of six consecutive months or results or is likely to result in rendering the Project or such portion thereof, in the opinion of an Independent Engineer, unsuitable for use by the Company for a period of six consecutive months or longer.

(c)

Any court or administrative body shall enter a judgment, order or decree after the contest thereof by the Company in good faith (and not resulting from the Company’s failure to comply with applicable law) requiring the Company to cease all or any substantial part of its operations at the Project or a portion thereof, to such extent that, in the opinion of an Independent Engineer expressed in a certificate filed with the Issuer and the Trustee, the Company is or will be thereby prevented from carrying on its normal operations at the Project or such portion thereof for a period of six consecutive months.

Anything in this subsection to the contrary notwithstanding, if any of the events described above shall have occurred with respect to part, but not all of the Project, the amount of Bonds that may be redeemed shall not exceed an amount derived by multiplying the total principal amount of the Bonds by a fraction (i) the numerator of which is the cost of the affected portion of the Project and (ii) the denominator of which is the total cost of the Project.  Any such redemption shall be made at 100% of the principal amount to be redeemed, plus accrued interest to the redemption date and, if the redemption is in part, the particular Bonds to be redeemed shall be chosen in accordance with the provisions of Section 305 hereof.

2.

Optional Redemption.  The Bonds are subject to optional redemption by the Issuer, at the written direction of the Company, prior to maturity on any date on or after November 1, 2016, in whole or in part (and if in part the particular Bonds to be redeemed to be chosen in accordance with the provisions of Section 305 hereof), at the redemption prices set forth below (expressed as a percentage of the principal amount to be redeemed) set forth below, plus accrued interest to the redemption date.

REDEMPTION DATE (Dates Inclusive)	REDEMPTION PRICE
November 1, 2016 to October 31, 2017	102%
November 1, 2017 to October 31, 2018	101%
November 1, 2018 and thereafter	100%

3.

Special Mandatory Redemptions.  The Bonds shall be redeemed in the events, at the times and in the manner set forth in Section 307 hereof.

4.

Sinking Fund Redemption.  The Bonds shall be subject to mandatory sinking fund redemption as provided in Section 308 hereof.

Section 302.

Redemption Requests.  Redemptions of Bonds permitted or required by this Article III shall be made as follows, and the Issuer hereby directs that the Trustee shall forthwith give the notice of redemption referred to in Section 303 hereof in respect of each such redemption:

(a)

Redemption shall be made pursuant to subsection (1) of Section 301 hereof on any date selected by the Company upon receipt by the Trustee of written notice from the Company (i) specifying that one or more of the events described in such subsection has occurred within the preceding 60 days, (ii) describing the same and (iii) requesting that Bonds then outstanding in a specified amount be redeemed pursuant to such subsection on a specified date.  Such notice shall be given not less than 60 days prior to the specified redemption date.

(b)

Redemption shall be made pursuant to subsection (2) of Section 301 hereof at such times and in such principal amounts as the Company shall, not less than 45 days prior to the date on which any Bonds may be redeemed pursuant to such paragraph, state in a written certificate from the Authorized Company Representative to the Trustee.  Such written certificate shall specify the redemption date, the principal amount of the Bonds to be so called for redemption and the applicable redemption price.

(c)

Redemption shall be made pursuant to 307 hereof as and when required thereby, without the necessity of any request by, or notification from, the Issuer or, except as otherwise provided thereby, from the Company.

(d)

Redemption shall be made pursuant to Section 308 hereof as and when required thereby, without the necessity of any request by, or notification from, the Issuer or, except as otherwise provided thereby, from the Company.

Section 303.

Notice of Redemption.  Notice of the call for any redemption of Bonds, identifying the Bonds or portions thereof to be redeemed, shall be given upon mailing a copy of the redemption notice by first class mail not less than 30 days prior to the date fixed for redemption to the registered owner of each Bond to be redeemed at the address shown on the registration books; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of Bonds.  In addition, the Trustee may send further notice of redemption to all registered securities depositories, including DTC, which are in the business of holding substantial amounts of obligations such as the Bonds.

With respect to any notice of optional redemption of Bonds, unless upon the giving of such notice such Bonds shall be deemed to have been paid within the meaning of Article VIII hereof, such notice shall state that such optional redemption shall be conditional upon the receipt by the Trustee on or prior to the date fixed for such redemption of moneys sufficient to pay the principal of, premium, if any, and interest on such Bonds to be redeemed, and that if such moneys shall not have been so received, said notice shall be of no force and effect and the Issuer shall not redeem such Bonds.  In the event that such notice of redemption contains such a condition and such moneys are not so received, the redemption shall not be made and the Trustee shall within a reasonable time thereafter give notice, in the manner in which the notice of redemption was given, that such moneys were not so received.

Section 304.

Cancellation.  All Bonds which have been redeemed shall be canceled by the Trustee in accordance with Section 210 hereof and shall not be reissued and a counterpart of the certificate of cancellation shall be furnished by the Trustee to the Issuer and the Company upon request.

Section 305.

Selection of Bonds for Redemption.  With respect to any partial redemption of Bonds the Trustee shall select the particular Bonds to be redeemed by maturity in reverse chronological order in a manner designated by the Company.  In case a Bond is of a denomination larger than the minimum Authorized Denomination of $100,000, a portion of such Bond may be redeemed, but only in the principal amount of $5,000 or any integral multiple of $5,000 in excess of $100,000 and each $5,000 unit in excess of such minimum Authorized Denomination thereof shall be counted as one Bond for the purpose of selecting the Bonds to be redeemed.  Following any such partial redemption, the remaining principal amount of such Bond shall be in an Authorized Denomination.

Section 306.

Partial Redemption of Bonds.  Upon surrender of any Bond for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the owner thereof, at the expense of the Company, a new Bond or Bonds of like maturity in Authorized Denominations in aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

Section 307.

Special Mandatory Redemptions.  (A)  The Bonds shall be redeemed in whole, but not in part, by the Issuer prior to maturity not more than 180 days after receipt by the Company or the Issuer of notice of

(i)

the issuance of a published or private ruling of the Internal Revenue Service in which the Company has participated to the degree it deems sufficient and which ruling the Company, in its discretion, does not contest by an appropriate proceeding directly or through a Bondholder, or

(ii)

a final determination by any court of competent jurisdiction in the United States in a proceeding to which the Company is a party; provided that such determination will not be considered final until the expiration of all periods for judicial review or appeal, in either case to the effect that, as a result of a failure by the Company to observe any covenant, agreement, representation or warranty in the Agreement, the interest payable on the Bonds is includable in the gross income for federal income tax purposes of the owners or Beneficial Owners thereof, other than a “substantial user” of the Project or a “related person” thereto as defined in Section 147(a) of the Code.  Any such redemption shall be made at a redemption price equal to 105% of the principal amount thereof, plus accrued interest to the redemption date.

(B)

The Bonds shall be redeemed in whole, but not in part, by the Issuer prior to maturity at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date, within 60 days after the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in the Agreement as a result of any changes in the Constitution of the State or the Constitution of the United States of America or of the enactment or amendment of any statute or administrative rule (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state of federal) entered after the contest thereof by the Company in good faith.

Section 308.

Mandatory Sinking Fund Redemption.  As and for a mandatory sinking fund for the redemption of the Bonds, the Issuer shall deposit in the Bond Fund on or before the last Business Day preceding November 1, 2009, and on or before the last Business Day preceding each November 1 thereafter, a sum which together with other moneys available therefor in the Bond Fund is sufficient to redeem (after credit as provided below) the following principal amounts of Bonds at a redemption price equal to 100% of the principal amount thereof to be redeemed, plus accrued interest, if any to the redemption date:

November 1 of the Year	Principal Amount
2009	$265,000
2010	$285,000
2011	$305,000
2012	$325,000
2013	$350,000
2014	$375,000
2015	$405,000
2016	$435,000
2017	$470,000
2018	$505,000
2019	$540,000
2020	$580,000
2021	$625,000
2022	$675,000
2023	$725,000
2024*	$775,000

__________________

*Final maturity.

In case a Bond is of a denomination larger than the minimum Authorized Denomination of $100,000, a portion of such Bond may be redeemed, but only in the principal amount of $5,000 or any integral multiple of $5,000 in excess of $100,000 and each $5,000 unit in excess of such minimum Authorized Denomination thereof shall be counted as one Bond for the purpose of selecting by lot.  Following any such partial redemption, the remaining principal amount of such Bond shall be in an Authorized Denomination.  On or before the thirtieth day prior to each such mandatory sinking fund redemption date, the Trustee shall proceed to select for mandatory sinking fund redemption (in a manner designated by the Company) from all outstanding Bonds a principal amount of Bonds equal to the aggregate principal amount of Bonds redeemable with the required sinking fund payment, and shall call such Bonds or portions thereof for mandatory sinking fund redemption on the next November 1 and give notice of such call.  At its option, to be exercised on or before the forty-fifth day next preceding any such mandatory sinking fund redemption date, the Company may (i) deliver to the Trustee for cancellation, Bonds or portions thereof (in the minimum Authorized Denomination or any integral multiple of $5,000 in excess thereof) in any aggregate principal amount desired or (ii) receive a credit for any Bonds or portions thereof (in the minimum Authorized Denomination or any integral multiple of $5,000 in excess thereof) which prior to said date have been redeemed (otherwise than by mandatory sinking fund redemption) and canceled by the Trustee and not theretofore applied as a credit against any mandatory sinking fund redemption obligation.  Each such Bond or portion thereof so delivered or previously redeemed shall be credited by the Trustee at 100% of the principal amount thereof on the payment obligation of the Issuer on such sinking fund redemption date and any excess over such amount shall be credited on future mandatory sinking fund redemption obligations in chronological order, and the principal amount of Bonds to be redeemed by operation of such mandatory sinking fund redemption shall be accordingly reduced.  The Company will on or before the forty-fifth day next preceding each such mandatory sinking fund redemption date furnish the Trustee and the Issuer with its certificate indicating whether or not and to what extent the provisions of (i) and (ii) of this Section 308 are to be availed of with respect to such sinking fund payment.

ARTICLE IV

GENERAL COVENANTS

Section 401.

Payment of Principal and Interest.  Subject to Section 204 hereof, the Issuer covenants that it will promptly pay the principal of, premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof.

Section 402.

Performance of Covenants; Authority.  The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in the Bonds and in all of its proceedings pertaining thereto.  The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to execute and deliver this Indenture and the Agreement, to issue the Bonds authorized hereby, and to pledge and assign the Revenues and certain other rights of the Issuer under the Agreement; that all action on its part for the execution and delivery of this Indenture and the Agreement and the issuance of the Bonds has been duly and effectively taken, and that the Bonds in the hands of the owners thereof are and will be valid and enforceable obligations of the Issuer in accordance with their terms.

Section 403.

Instruments of Further Assurance.  The Issuer covenants that it will, at the expense of the Company, execute, acknowledge and deliver such indentures supplemental hereto and such further instruments, financing statements and other documents as the Trustee may reasonably require for the better assuring, pledging, and assigning unto the Trustee the rights of the Issuer in and to the Revenues and other rights of the Issuer under the Agreement hereby assigned and pledged.  The Issuer covenants and agrees that, except as herein and in the Agreement provided, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Revenues or of its rights under the Agreement.

The Issuer shall be entitled to reimbursement from the Company for any action taken pursuant to this Section.

Section 404.

Filing of Security Instruments.  The Issuer shall cause such financing statements and other security instruments as may be required to be filed, at the expense and direction of the Company, at the time of the issuance of the Bonds and at any time or times thereafter as may be requested in writing from time to time by the Company, all in such manner and in such places as may be required by law in order to fully preserve and protect the security of the owners of the Bonds and the rights of the Trustee hereunder and to perfect the security interest created by this Indenture.

Promptly after any filing or re-filing of any financing statement or instrument of similar character or any instrument of further assurance which is required pursuant to the preceding paragraph, the Trustee will cause the Company to deliver to the Trustee an opinion of Counsel to the effect that such filing or re-filing has been duly accomplished and setting forth the particulars thereof.

Section 405.

Rights Under Agreement.  The Issuer covenants and agrees that it shall cooperate with the Trustee in the enforcement of all rights of the Issuer and Trustee and all of the obligations of the Company under the Agreement to the extent necessary to protect the rights of the Trustee hereunder with respect to the assignment of the Revenues.

Section 406.

Designation of Additional Paying Agents. The Issuer hereby authorizes the Trustee to cause the necessary arrangements to be made for the designation of additional paying agents for the payment of the principal of the Bonds only and to make available a sufficient portion of the funds pledged hereunder for the payment of the principal of such of the Bonds as shall be presented when due at the designated corporate trust office of the Trustee, or its successors in trust hereunder, or at the designated corporate trust office of said additional paying agents.

ARTICLE V

REVENUES AND FUNDS

Section 501.

Source of Payment of Bonds.  The Bonds and all payments required of the Issuer hereunder are not general obligations of the Issuer but are special obligations as described in Section 204 hereof.

The payments provided in Section 4.1 of the Agreement are to be remitted directly to the Trustee for the account of the Issuer and deposited in the Bond Fund.

Section 502.

Creation of the Bond Fund.  There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated “The Industrial Development Corporation of Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Bond Fund” (which is referred to herein as the “Bond Fund”), which shall be used to pay the principal of, premium, if any, and the interest on the Bonds.

Section 503.

Payments into the Bond Fund.  There shall be deposited into the Bond Fund, as and when received, (a) accrued interest received upon delivery of the Bonds to the initial purchasers thereof; (b) all payments specified in Section 4.1 of the Agreement; (c) any amount in the Construction Fund directed to be paid into the Bond Fund under Section 512 or 513 hereof; (d) any amount in the Debt Service Reserve Fund directed to be paid into the Bond Fund under Section 514 hereof; (e) any amount in the Operating Reserve Fund directed to be paid into the Bond Fund under Section 516; (f) all prepayments specified in Article VII of the Agreement; and (g) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement, the Mortgage, the Guaranty or the Collateral Assignment when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Bond Fund or when the provisions of the Mortgage, the Guaranty or the Collateral Assignment, as applicable, provide for such deposit.

The Issuer hereby covenants and agrees that so long as any of the Bonds issued hereunder are outstanding it will deposit, or cause to be deposited, in the Bond Fund sufficient sums from Revenues promptly to meet and pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable.  The Issuer further covenants and agrees that should there be a default under the Agreement, the Issuer shall fully cooperate with the Trustee and with the Bondholders to the end of fully protecting and enforcing the rights and security of the Bondholders.  Nothing herein shall be construed as requiring the Issuer to use any funds or revenues from any source other than Revenues derived under the Agreement.

Section 504.

Use of Moneys in the Bond Fund.  Except as provided in Sections 509 and 1002 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds and for the redemption of the Bonds at or prior to maturity pursuant to Article III hereof.

Section 505.

Custody of the Bond Fund.  The Bond Fund shall be in the custody of the Trustee but in the name of the Issuer and the Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the Bond Fund to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable and to make said funds so withdrawn available to the Trustee and to any paying agents for the purpose of paying said principal, premium and interest.

Section 506.

Non-Presentment of Bonds.  In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, if moneys sufficient to pay such Bond shall have been deposited in the Bond Fund, all liability of the Issuer to the owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such moneys, without liability for interest thereon, for the benefit of the owner of such Bond, who shall thereafter be restricted exclusively to such moneys, for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond.

Any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds within five years after the date on which the same shall have become due shall be repaid by the Trustee to the Company and thereafter Bondholders shall be entitled to look only to the Company for payment, and then only to the extent of the amount so repaid, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

Section 507.

Trustee’s and Paying Agents’ Fees, Charges and Expenses.  The Trustee agrees that the Issuer shall have no liability for any fees, charges and expenses of the Trustee, and the Trustee agrees to look only to the Company for the payment of all fees, charges and expenses of the Trustee and any paying agents or Bond Registrar as provided in the Agreement and in this Indenture.

Section 508.

Moneys to Be Held in Trust.  All moneys required to be deposited with or paid to the Trustee for account of the Bond Fund, the Construction Fund, the Capitalized Interest Account, the Costs of Issuance Account, the Operating Reserve Fund or the Debt Service Reserve Fund under any provision of this Indenture shall be held by the Trustee in trust for the purposes herein specified.

Section 509.

Repayment to the Company from the Bond Fund.  Any amounts remaining in the Bond Fund after payment in full of the principal of, premium, if any, and interest on the Bonds (or provision for payment thereof as provided in this Indenture), the fees, charges and expenses of the Issuer, the Trustee and any paying agent and all other amounts required to be paid under the Agreement and this Indenture shall be paid to the Company upon the expiration or sooner termination of the term of the Agreement as provided in Section 8.6 of the Agreement.

Section 510.

Construction Fund; Capitalized Interest Account and Costs of Issuance Account.  There is hereby created and established with the Trustee a trust fund in the name of the Issuer to be designated “The Industrial Development Corporation of Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Construction Fund,” to the credit of which a deposit shall be made as required by Section 601 hereof.  Moneys on deposit in the Construction Fund shall be expended in accordance with the provisions of the Agreement.  Within the Construction Fund, the Trustee shall create and establish separate accounts to be known as the “Capitalized Interest Account” and the “Costs of Issuance Account.”

A deposit to the Capitalized Interest Account shall be made as required by the provisions of Section 601 hereof.  In addition, the Company shall make a deposit to the Capitalized Interest Account on the date of issuance of the Bonds, which deposit shall be kept in a separately segregated subaccount of the Capitalized Interest Account.  Moneys on deposit in the Capitalized Interest Account shall be applied by the Trustee without the necessity of a requisition to pay interest on the Bonds during the construction of the Project as described in Section 3.3(h) of the Agreement.  In addition, at the written request of the Company, the Trustee may transfer moneys deposited into the Capitalized Interest Account pursuant to Section 601 hereof to the Construction Fund to pay other Costs of the Project in accordance with Section 511 hereof.

A deposit to the Costs of Issuance Account shall be made as required by the provisions of Section 601 hereof. In addition, the Company shall make a deposit to the Costs of Issuance Account on the date of issuance of the Bonds, which deposit shall be kept in a separately segregated subaccount of the Costs of Issuance Account.  Moneys on deposit in the Costs of Issuance Account shall be applied to pay the fees, costs and expenses of issuing the Bonds as described in Section 3.3(b) of the Agreement.  Such costs shall be payable pursuant to requisitions signed by an Authorized Company Representative and delivered to the Trustee as described in Section 511 hereof, except that the references in (e) of any such requisition shall refer to the Costs of Issuance Account rather than the Construction Fund, and the certification of an Independent Engineer referred to in Section 511 shall not be required.  Any moneys remaining in the Costs of Issuance Account on the earlier of the date on which all Costs of Issuance permitted to be paid from such Account have been paid or within two months of the date of issuance of the Bonds shall be transferred to the Debt Service Reserve Fund, to the extent that the amount of moneys therein is less than the Debt Service Reserve Fund Requirement, and then to the Construction Fund to pay other Costs of the Project in accordance with Section 511 hereof.

Section 511.

Payments into Construction Fund; Disbursements.  The proceeds of the issuance and delivery of the Bonds (excluding accrued interest and the deposits to the Debt Service Reserve Fund, the Capitalized Interest Account and the Costs of Issuance Account as provided in Section 601 hereof) shall be deposited in the Construction Fund.  Moneys in the Construction Fund shall be expended pursuant to requisitions substantially in the form attached as Exhibit A hereto signed by an Authorized Company Representative and delivered to the Trustee stating with respect to each payment to be made:

(a)

The requisition number;

(b)

The name and address of the person, firm or corporation to whom payment is due or has been made, which may include the Company;

(c)

The amount to be or which has been paid; and

(d)

That each obligation mentioned therein has been properly incurred, is a proper charge against the Construction Fund in accordance with the provisions of the Agreement and the Project Certificate and has not been the basis of any previous requisition from the Construction Fund or from the proceeds (including investment income) of any other obligations issued by or on behalf of any state or political subdivision, including authorities, agencies, departments or other similar issuers.

Each requisition shall also be accompanied by the certification of an Independent Engineer acceptable to the owners of a majority in aggregate principal amount of the Bonds that the work and/or the materials for the Project for which payment is sought from such requisition have been performed and/or purchased, as the case may be.  The Trustee is hereby authorized and directed to make the disbursement pursuant to each such requisition and to issue its checks therefor, provided that any requisition from the Capitalized Interest Account to pay interest on the Bonds during construction shall be made by the Trustee directly to Bondholders in accordance with the Trustee’s procedures for payment of interest on the Bonds.  In making any such disbursement, the Trustee may rely on any such requisition.  The Trustee shall keep and maintain adequate records pertaining to the Construction Fund, the Capitalized Interest Account and the Costs of Issuance Account and all disbursements therefrom and shall provide monthly statements of transactions and investments pertaining to the Construction Fund, the Capitalized Interest Account and the Costs of Issuance Account to the Company and the Bondholders so long as any Bonds remain outstanding.

Section 512.

Completion of Project.  The completion of the Project and payment or provision made for payment of the full Cost of the Project shall be evidenced by the filing with the Trustee of a certificate required by the provisions of Section 3.4 of the Agreement.  Any balance remaining in the Construction Fund on the Completion Date shall be used in accordance with Section 3.4 of the Agreement.

Section 513.

Transfer of Construction Fund.  If all of the Bonds are paid or deemed to be paid as herein provided, then, notwithstanding anything herein to the contrary, any balance then remaining in the Construction Fund shall without further authorization be deposited in the Bond Fund by the Trustee.

Section 514.

Debt Service Reserve Fund.  There is hereby created and ordered established with the Trustee a special trust fund designated as “The Industrial Development Corporation of Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Debt Service Reserve Fund.”  On the date of the issuance and delivery of the Bonds, a deposit will be made to the Debt Service Reserve Fund pursuant to Section 601 hereof.  Additional amounts may be deposited into the Debt Service Reserve Fund in order to comply with the requirements of this Section.  All moneys credited to the Debt Service Reserve Fund shall be transferred by the Trustee to the Bond Fund and used for the payment of the principal of and interest on the Bonds whenever for any reason the funds on deposit in the Bond Fund are insufficient to pay such principal and interest when due at maturity or upon redemption or acceleration.  In the event that moneys are transferred from the Debt Service Reserve Fund to make up any such deficiencies, the Trustee shall notify the Company of the amount so withdrawn.  In the case of any such withdrawal, the Company has agreed in Section 4.1 of the Agreement to restore the amount on deposit in the Debt Service Reserve Fund to an amount equal to the Debt Service Reserve Fund Requirement in not more than 12 substantially equal consecutive monthly installments beginning with the first day of the first month after the month in which the withdrawal was made.

Investments in the Debt Service Reserve Fund shall be valued by the Trustee at any time requested by the Company, but in any event no less frequently than on the first Business Day of December of each year on the basis of fair market value (which valuation shall take into account any accrued and unpaid interest) and in accordance with Section 701 hereof.  If on any such valuation date the amount on deposit in the Debt Service Reserve Fund is less than 100% of the Debt Service Reserve Fund Requirement as a result of a decline in the market value of investments in the Debt Service Reserve Fund, the Company has agreed in Section 4.1 of the Agreement to deposit in the Debt Service Reserve Fund the amount necessary to restore the amount on deposit in the Debt Service Reserve Fund to the Debt Service Reserve Fund Requirement within not more than 60 days following the date on which the Company receives notice of such deficiency.  If the amount on deposit in the Debt Service Reserve Fund is less than 100% of the Debt Service Reserve Fund Requirement as a result of the Debt Service Reserve Fund having been drawn upon to make up a deficiency in the Bond Fund as provided above in this Section 514, the Company has agreed in Section 4.1 of the Agreement to pay the amount which was withdrawn to the Trustee in not more than 12 substantially equal consecutive monthly installments beginning with the first day of the first month after the month in which the withdrawal occurred.  If on any valuation date the amount on deposit in the Debt Service Reserve Fund is more than the Debt Service Reserve Fund Requirement, the amount of such excess shall, if the Company so directs, be transferred (a) first to the Construction Fund until the Project is completed as evidenced by the delivery of the certificate of the Completion Date as described in Section 3.4 of the Agreement and (b) after completion of the Project, to the Bond Fund.

In connection with any partial redemption or defeasance prior to maturity of the Bonds, the Trustee may, at the request of the Company, use any amounts on deposit in the Debt Service Reserve Fund in excess of the Debt Service Reserve Fund Requirement after such redemption to pay principal of said Bonds to be redeemed or defeased.

In connection with any redemption of the Bonds in whole prior to maturity of the Bonds, the Trustee may, at the request of the Company, use any amounts on deposit in the Debt Service Reserve Fund to pay principal of said Bonds to be redeemed.  In connection with any defeasance of the Bonds in whole by an irrevocable deposit as provided in clause (ii) of the second paragraph of Article VIII hereof, the Trustee shall transfer any amounts on deposit in the Debt Service Reserve Fund to fund such deposit.

Section 515.

Arbitrage Requirements.  Anything in the Agreement or this Indenture to the contrary notwithstanding, the Trustee is hereby authorized to deposit moneys in the Construction Fund (including the Capitalized Interest Account and the Costs of Issuance Account), the Bond Fund and the Debt Service Reserve Fund and to withdraw moneys from the Construction Fund (including the Capitalized Interest Account and the Costs of Issuance Account), the Bond Fund, the Operating Reserve Fund and the Debt Service Reserve Fund upon the written direction of the Company in order to comply with the provisions of the Tax Agreement.

Section 516.

Operating Reserve Fund.  There is hereby created and ordered established with the Trustee a special trust fund designated as “The Industrial Development Corporation of Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Operating Reserve Fund.”  Moneys shall be deposited into the Operating Reserve Fund as and when received from the sources specified in Section 5.27 of the Agreement so that, no later than July 1, 2007, the amount on deposit in the Operating Reserve Fund shall be $725,000.  Provided that no “event of default” under the Indenture exists and is continuing, or would exist but for the giving of notice, the passage of time or both, moneys in the Operating Reserve Fund shall be disbursed to the Company or the Corporation on the written request of the Authorized Company Representative for the purpose of paying non-capitalized operating expenses of the Company or the Corporation relating directly to the Project.  Any such written request shall be accompanied by copies of bills, invoices or statements for the operating expenses of the Company or the Corporation, as applicable, to be paid, and by a certification of the Authorized Company Representative that payment of such operating expenses with moneys from the Operating Reserve Fund is necessary for the continued operations of the Project.  Provided that no “event of default” under the Indenture exists and is continuing, or would exist but for the giving of notice, the passage of time, or both, under the Indenture, all moneys in the Operating Reserve Fund will be released to the Company within thirty (30) days after presentation to the Trustee and the Bondholders of the certifications, each dated within thirty (30) days of the other of:  (i) the Company’s certified public accountants that the Company’s Debt Service Coverage Ratio (as such term is defined in Section 5.16 of the Loan Agreement) for the two most recently completed fiscal years of the Company equals or exceeds

1.65:1 and (ii) the Authorized Company Representative that the Company’s Debt Service Coverage Ratio for the then current fiscal year will equal or exceed 1.65:1.  Upon the occurrence of an event of default under the Indenture, all moneys in the Operating Reserve Fund shall be transferred to the Bond Fund.

ARTICLE VI

CUSTODY AND APPLICATION OF PROCEEDS OF BONDS

Section 601.

Use of Bond Proceeds.  The proceeds received by the Issuer upon the sale of the Bonds shall be deposited by the Trustee as follows:  (i) into the Bond Fund, the accrued interest received upon delivery of the Bonds to the initial purchasers thereof; (ii) into the Debt Service Reserve Fund, an initial deposit of $764,000; (iii) into the Capitalized Interest Account, $543,200 representing capitalized interest on the Bonds; (iv) into the Costs of Issuance Account, $152,800; and (v) into the Construction Fund, the balance of such proceeds after making the deposits set forth in clauses (i), (ii), (iii) and (iv) of this Section.

ARTICLE VII

INVESTMENTS

Section 701.

Investment of Bond Fund, Construction Fund and Debt Service Reserve Fund Moneys.  Any moneys held as part of the Bond Fund, the Construction Fund, the Capitalized Interest Account, the Costs of Issuance Account and the Debt Service Reserve Fund shall, at the oral request, promptly confirmed in writing, or the written request of the Authorized Company Representative, be invested or reinvested by the Trustee in accordance with the provisions of Section 3.6 of the Agreement; provided, however, that moneys held as part of the Operating Reserve Fund shall be invested only in investments permitted in Section 3.6(vi) of the Agreement the interest on which is excluded from the gross income of the holders thereof for federal income tax purposes.  Any such written request shall specify the issuer or obligor, the principal amount, maturity date and interest rate of such investment.  Any such investment shall be held by or under the control of the Trustee and any loss resulting from such investments shall be charged to such Fund or Account.  All income derived from the investment of moneys on deposit in the Bond Fund, the Construction Fund, the Capitalized Interest Account, the Costs of Issuance Account, the Operating Fund and the Debt Service Reserve Fund shall, subject to the provisions of Section 515 hereof, be deposited into the Debt Service Reserve Fund, to the extent that the amount of moneys therein is less than the Debt Service Reserve Fund Requirement, and then (in the order listed) (a) into the Construction Fund until the Project is completed as evidenced by delivery of the certificate establishing the Completion Date as described in Section 3.4 of the Agreement and (b) after completion of the Project, into the Bond Fund.  In the absence of written direction delivered to the Trustee from the Company, the Trustee shall invest any funds in investments permitted in Section 3.6(x) of the Agreement.

As provided in Section 514 hereof, investments permitted by Section 3.6 of the Agreement held in the Debt Service Reserve Fund shall be valued by the Trustee on any day at the request of the Company but in no event less frequently then on the first Business Day of each December.  For purposes of the foregoing, such value shall be calculated as follows:

(a)

as to investments the bid and asked prices of which are published on a regular basis in The Wall Street Journal (or, if not there, then in The New York Times):  the average of the bid and asked prices for such investments so published on or most recently prior to such time of determination;

(b)

as to investments the bid and asked prices of which are not published on a regular basis in The Wall Street Journal (or, if not there, then in The New York Times): the average bid price at such time of determination for such investments by any two nationally recognized government securities dealers (selected by the Trustee in its absolute discretion) at the time making a market in such investments or the bid price published by a nationally recognized pricing service;

(c)

as to certificates of deposit and bankers acceptances: the face amount thereof, plus accrued interest; and

(d)

as to any investment not specified above: the value thereof established by prior agreement between the Company and the Trustee.

Section 702.

Investments Through Trustee’s Bond Department.  The Trustee may make any and all investments permitted by the provisions of Section 701 through its own bond department.  The Issuer, to the extent it shall have any control over the use of moneys under this Indenture, covenants that none of the moneys held under this Indenture will be used or invested in any manner which would result in the Bonds being classified as “arbitrage bonds” within the meaning of Section 148(a) of the Code.

Upon the written request of the Company, the Trustee shall confirm in writing any investment made with moneys in the Bond Fund, the Construction Fund, the Capitalized Interest Account, the Costs of Issuance Account, the Operating Reserve Fund and the Debt Service Reserve Fund.  The Trustee shall answer all reasonable inquiries from the Company as to the status of moneys in any Fund or Account.

With respect to Section 148(a) of the Code, the Company has made certain certifications and representations in Section 3.7 of the Agreement, which certifications and representations by this reference are incorporated herein and made a part hereof.

ARTICLE VIII

DISCHARGE OF INDENTURE

If the Issuer shall pay or cause to be paid, or there shall be otherwise paid or provision for payment made to or for the owners of the Bonds of the principal, premium, if any, and interest due or to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall keep, perform and observe all and singular the covenants and promises in the Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part, and shall pay or cause to be paid to the Trustee and any paying agent all sums of money due or to become due according to the provisions hereof, then these presents and the estate and rights hereby granted shall cease, determine and be void, whereupon the Trustee shall cancel and discharge the lien of this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requisite to satisfy the lien hereof, and release, assign and deliver unto the Issuer any and all the estate, right, title and interest in and to any and all rights assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture except amounts in the Bond Fund required to be paid to the Company under Section 509 hereof and except moneys or securities held by the Trustee for the payment of the principal of, premium, if any, and interest on the Bonds.

Any Bond shall be deemed to be paid within the meaning of this Article when payment of the principal and the applicable redemption premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption as provided in this Indenture, or otherwise), either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment, (1) moneys sufficient to make such payment and/or (2) noncallable obligations of, or guaranteed as to principal and interest by, the United States of America (“Governmental Obligations”) maturing as to principal and interest in such amount and at such times as will insure, in the opinion of an independent certified public accountant or verification expert delivered to the Issuer and the Trustee, the availability of sufficient moneys to make such payment, and all necessary and proper fees, compensation and expenses of the Trustee and any paying agent pertaining to the Bonds shall have been paid or the payment thereof provided for to the satisfaction of the Trustee.  At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Governmental Obligations and except for purposes of Sections 208 and 209 hereof.

Notwithstanding the foregoing, no deposit under clause (ii) of the immediately preceding paragraph shall be deemed a payment of the Bonds as aforesaid until (1) proper notice of redemption of the Bonds shall have been previously given in accordance with Article III hereof or in the event the Bonds are not immediately redeemable, until the Company shall have given the Trustee on behalf of the Issuer, in form satisfactory to the Trustee, a written opinion of Bond Counsel to the effect that such deposit (and the payment of the Bonds therefrom) will not adversely effect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, and irrevocable instructions to notify, as soon as practicable, the owners of the Bonds, in accordance with Article III hereof, that the deposit required by (ii) above has been made with the Trustee and that the Bonds are deemed to have been paid and stating such maturity or redemption date upon which moneys are to be available for the payment of the principal or redemption price, if applicable, on the Bonds or (2) the maturity of the Bonds.

Any moneys so deposited with the Trustee as provided in this Section may at the direction of the Company also be invested and reinvested in Governmental Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Governmental

Obligations in the hands of the Trustee pursuant to this Section which is not required for the payment of the Bonds and interest and premium, if any, thereon with respect to which such moneys shall have been so deposited, shall be deposited in the Bond Fund as and when realized and collected for use and application as are other moneys deposited in the Bond Fund.

The Issuer, to the extent it shall have any control over such deposit, and the Trustee hereby severally covenant that no deposit will be made or accepted hereunder and no use made of any such deposit which would cause the Bonds to be classified as “arbitrage bonds” within the meaning of Section 148(a) of the Code.

Notwithstanding any provision of any other Article of this Indenture which may be contrary to the provisions of this Article, all moneys or Governmental Obligations set aside and held in trust pursuant to the provisions of this Article for the payment of Bonds (including interest and premium, if any, thereon) shall be applied to and used solely for the payment of the particular Bonds (including interest thereon) with respect to which such moneys and Governmental Obligations have been so set aside in trust.

Anything in Article XI hereof to the contrary notwithstanding, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of the Bonds and the Bonds shall not have in fact been actually paid in full, no amendment to the provisions of this Article VIII shall be made without the consent of the owner of each Bond affected thereby.

ARTICLE IX

DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS

Section 901.

Defaults; Events of Default.  If any of the following events occurs, it is hereby defined as and declared to be and to constitute an “event of default”:

(a)

Failure to make due and punctual payment of the principal of or premium, if any, on any Bond when the same shall have become due and payable, whether at maturity as therein expressed, by declaration or otherwise; or

(b)

Failure to make due and punctual payment of any installment of interest upon any Bond and such failure shall have continued for 5 days; or

(c)

Failure to perform or observe any other of the covenants, agreements or conditions on the part of the Issuer in this Indenture or in the Bonds contained and failure to remedy the same after notice thereof pursuant to Section 910 hereof; or

(d)

The occurrence of an “event of default” under the Agreement; or

(e)

The occurrence of an “event of default” under the Mortgage as such term is defined therein.

Section 902.

Acceleration.  Upon the occurrence of an event of default specified in Section 901 hereof and so long as such event is continuing, the Trustee may, and upon the written request of the owners of not less than a majority in aggregate principal amount of Bonds then outstanding shall, by notice in writing delivered to the Company, with copies of such notice being sent to the Issuer, declare the principal of all Bonds then outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable.

Section 903.

Remedies; Rights of Bondholders.  Upon the occurrence of an event of default the Trustee may pursue any available remedy at law or in equity by suit, action, mandamus or other proceeding, in addition to all of the remedies provided under the Mortgage, to enforce the payment of the principal of, premium, if any, and interest on the Bonds then outstanding, and to enforce and compel the performance of the duties and obligations of the Issuer as herein set forth.  In addition, the Trustee may, without notice to the Issuer or the Company, exercise any and all remedies afforded the Issuer under Article VI of the Agreement in its name or the name of the Issuer without the necessity of joining the Issuer.

If an event of default shall have occurred and be continuing and if requested so to do by the owners of not less than a majority in aggregate principal amount of Bonds then outstanding and indemnified as provided in Section 1001 hereof, the Trustee shall be obliged to exercise such one or more of the rights and powers conferred by this Section as the Trustee shall deem most expedient in the interests of the Bondholders.

No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Bondholders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing at law or in equity or by statute.

No delay or omission to exercise any right, power or remedy accruing upon any event of default shall impair any such right, power or remedy or shall be construed to be a waiver of any such event of default or acquiescence therein; and every such right, power or remedy may be exercised from time to time and as often as may be deemed expedient.

No waiver of any event of default hereunder, whether by the Trustee or by the Bondholders, shall extend to or shall affect any subsequent event of default or shall impair any rights or remedies consequent thereon.

Section 904.

Right of Bondholders to Direct Proceedings.  Anything in this Indenture to the contrary notwithstanding, the owners of not less than a majority in aggregate principal amount of Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

Section  905.

Application of Moneys .  All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article or under the provisions of the Mortgage, the Collateral Assignment or the Guaranty, but only with respect to moneys realized thereunder for payment of the Bonds, shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, be deposited in the Bond Fund and all such moneys in the Bond Fund shall be applied to the payment of the Bonds as follows:

(a)

Unless the principal of all the Bonds issued under this Indenture has become or has been declared due and payable all such moneys will be applied first, to the payment to the persons entitled thereto of all installments of interest then due on such Bonds, in the order of the maturity of the installments of such interest and, second, to the payment to the persons entitled thereto of the unpaid principal of and premium, if any, on any of such Bonds which have become due, in the order of their due dates.

(b)

If the principal of all the Bonds issued under this Indenture has become due or has been declared due and payable all such moneys will be applied to the payment of the principal and interest then due and unpaid upon such Bonds, without preference or priority of principal over interest or of interest over principal, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto.

Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine.  Whenever the Trustee shall apply such moneys, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue.  The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the owner of any Bond until such Bond shall be presented to the Trustee for exchange or for cancellation if fully paid.

Whenever all principal of, premium, if any, and interest on all Bonds have been paid under the provisions of this Section 905 and all expenses and charges of the Trustee and any paying agents have been paid, any balance remaining in the Bond Fund shall be paid to the Company as provided in Section 509 hereof.

Section 906.

Remedies Vested in Trustee.  All rights of action (including the right to file proofs of claim) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any owners of the Bonds, and any recovery of judgment shall be for the equal benefit of the owners of the Bonds.

Section 907.

Rights and Remedies of Bondholders.  No owner of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this

Indenture or for the execution of any trust thereof or for the appointment of a receiver or any other remedy hereunder, unless (i) a default has occurred of which the Trustee has been notified as provided in subsection (g) of Section 1001, or of which by said subsection it is deemed to have notice, (ii) such default shall have become an event of default, (iii) the owners of not less than a majority in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee, shall have offered reasonable opportunity either to proceed to exercise the powers herein granted or to institute such action, suit or proceeding in its own name, and shall have offered to the Trustee indemnity as provided in Section 1001, and (iv) the Trustee shall thereafter fail or refuse to exercise the powers herein granted, or to institute such action, suit or proceeding in its own name.  No one or more owners of the Bonds shall have any right in any manner whatsoever to enforce any right hereunder except in the manner herein provided, and all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the owners of all Bonds then outstanding.  Nothing in this Indenture contained shall, however, affect or impair the obligation of the Issuer to pay the principal of, and interest on, each of the Bonds to the respective owners thereof at the time and place in the Bonds expressed, or affect or impair the right of any Bondholder, which is also absolute and unconditional, to institute suit for the enforcement of any such payment.

Section 908.

Termination of Proceedings.  In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver, by entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Company, the Bondholders and the Trustee shall be restored to their former positions, rights and obligations hereunder and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

Section 909.

Waivers of Events of Default.  The Trustee may in its discretion waive any event of default hereunder and its consequences and rescind any acceleration of principal of and interest on the Bonds, and shall do so upon the written request of the owners of (1) a majority in aggregate principal amount of all the Bonds then outstanding in respect of which default in the payment of principal and premium, if any, and interest, or any of them, exists, or (2) a majority in aggregate principal amount of all the Bonds then outstanding in the case of any other default; provided, however, that there shall not be waived any event of default in the payment of principal of or premium on any outstanding Bonds when due (whether at maturity or upon redemption), or any event of default in the payment when due of the interest on any such Bonds, unless prior to such waiver and rescission all arrears of principal and interest with interest at the rate borne by the Bonds on overdue principal and (to the extent permitted by law) on overdue installments of interest and all arrears of premium, and all expenses of the Trustee in connection with such default, have been paid or provided for.  In the case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee and the Bondholders shall be restored to their former positions, rights and obligations hereunder respectively, but no such waiver or rescission shall extend to any subsequent  or other default, or impair any right consequent thereon.  All waivers under this Indenture shall be in writing and a copy thereof shall be delivered to the Issuer.

Section 910.

Notice of Defaults under Section 901(c); Opportunity of the Company to Cure Defaults.  Anything herein to the contrary notwithstanding, no default under Section 901(c) hereof shall constitute an event of default until actual notice of such default by registered or certified mail shall be given to the Issuer and the Company by the Trustee or by the owners of not less than a majority in aggregate principal amount of all Bonds outstanding, and the Issuer and the Company shall have had 30 days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within the applicable period; provided, however, if said default be such that it cannot be corrected within the applicable period, it shall not constitute an event of default if corrective action is instituted within the applicable period and diligently pursued until the default is corrected, but in no event more than 90 days after receipt of such notice.

With regard to any default concerning which notice is given to the Issuer and the Company under the provisions of this Section, the Issuer hereby grants the Company full authority for account of the Issuer to perform or observe any covenant or obligation alleged not to have been performed or observed, in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do in order to remedy such default.

ARTICLE X

THE TRUSTEE

Section 1001.

Acceptance of the Trusts.  The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions, and no implied covenants or obligations shall be read into this Indenture against the Trustee:

(a)

The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified in (1) below, and shall be entitled to advice of counsel concerning all matters of trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof.  The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Company).  The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

(b)

The Trustee shall not be responsible for any recital herein, or in the Bonds (except with respect to the certificate of the Trustee endorsed on the Bonds), or for the recording or re-recording, filing or re-filing of this Indenture, or for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or any instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby.  The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with Article VII hereof.

(c)

The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder.  The Trustee may become the owner of Bonds with the same rights which it would have if it were not Trustee.

(d)

The Trustee shall be protected in acting upon any notice, request, resolution, consent, certificate, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons.  Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or upon transfer or in place thereof.

(e)

As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Issuer by the Authorized Issuer Representative as sufficient evidence of the facts therein contained, and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (g) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same.  The Trustee may accept a certificate signed on behalf of the Issuer by the Authorized Issuer Representative to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted, and is in full force and effect.

(f)

The permissive right of the Trustee to take action under this Indenture shall not be construed as a duty and the Trustee, except during the continuance of an event of default, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture.  In the performance of such duties, the Trustee shall be answerable only for its negligence or willful default.

(g)

The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article V unless the Trustee shall be specifically notified in writing of such default by the Issuer or by the owners of at least 25% in aggregate principal amount of all Bonds then outstanding.

(h)

At any and all reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect any and all of the Project including all books, papers and records of the Issuer pertaining to the Project and the Bonds, and to take such memoranda from and in regard thereto as may be desired, all subject to the provisions of Section 5.2 of the Agreement.

(i)

The Trustee shall not be required to give any bonds or surety in respect of the execution of its trusts and powers hereunder.

(j)

Before taking any action under Article IX hereof or this Section 1001 at the request or direction of the Bondholders, the Trustee may require that a satisfactory indemnity bond be furnished by the Bondholders for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful default in connection with any action so taken.

(k)

All moneys received by the Trustee or any paying agent shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law.  Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon.

(l)

If any event of default under this Indenture shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and shall use the same degree of care as a prudent man would exercise or use in the circumstances in the conduct of his own affairs.

(m)

The Trustee shall file at least annually with the Issuer a copy of any account statements that it delivers to the Company with respect to the investment of any funds held under this Indenture.

(n)

The Trustee shall not be liable for any action reasonably taken or omitted to be taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it hereunder.

Section 1002.

Fees, Charges and Expenses of Trustee.  The Trustee shall be entitled to payment and/or reimbursement from the Company for reasonable fees for its Ordinary Services rendered hereunder and all advances, counsel fees and other Ordinary Expenses reasonably and necessarily made or incurred by the Trustee in connection with such Ordinary Services and, in the event that it should become necessary that the Trustee perform Extraordinary Services, it shall be entitled to reasonable extra compensation therefor, from the Company, and to reimbursement from the Company for reasonable and necessary Extraordinary Expenses in connection therewith; provided, that if such Extraordinary Services or Extraordinary Expenses are occasioned by the neglect or misconduct of the Trustee, it shall not be entitled to compensation or reimbursement therefor.  The Trustee shall be entitled to payment and reimbursement from the Company for the reasonable fees and charges of the Trustee as paying agent and Bond Registrar for the Bonds.  Upon the occurrence of an event of default and during its continuance, the Trustee shall have a first lien with right of payment prior to payment on account of interest on or principal of, or premium, if any, on any Bond upon all moneys in its possession under any provisions hereof for the foregoing advances, fees, costs and expenses incurred.

Section 1003.

Notice to Bondholders If Default Occurs.  If an event of default occurs of which the Trustee is by subsection (g) of Section 1001 hereof required to take notice or if notice of default be given as in said subsection (g) provided, then the Trustee shall within 30 days of such notice, give written notice thereof by first class mail to the owners of all Bonds then outstanding shown by the registration books required by Section 209 hereof to be kept at the designated corporate trust office of the Trustee.  Notwithstanding the foregoing, except for events of default regarding the payment of principal of, premium, if any, and interest on the Bonds, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, executive committee or trust committee of directors or officers of the Trustee determines in good faith that withholding such notice is in the best interests of the Bondholders.

Section 1004.

Intervention by Trustee.  In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of owners of the Bonds, the Trustee may intervene on behalf of Bondholders and, subject to the provisions of Section 1001(l), shall do so if requested in writing by the owners of a majority in aggregate principal amount of all Bonds then outstanding.  Nothing in this Section 1004 shall be construed so as to diminish the enforceability by the Issuer of its remedies under Section 6.3 of the Agreement.

Section 1005.

Successor Trustee.  Any corporation or association into which the Trustee may be merged, or with which it may be consolidated, or to which it may sell, lease or transfer its corporate trust business and assets as a whole or substantially as a whole, shall be and become successor Trustee hereunder and shall be vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereunder as was its predecessor, without the execution or filing of any instrument on the part of any of the parties hereto.

Section 1006.

Resignation by the Trustee.  The Trustee may at any time resign from the trusts hereby created by giving 60 days’ written notice to the Issuer and to the Company and to each owner of Bonds as shown by the registration books required by Section 209 hereof, and such resignation shall take effect at the appointment of a successor Trustee pursuant to the provisions of Section 1008 hereof and acceptance by the successor Trustee of such trusts.  If no successor Trustee shall have been so appointed and have accepted appointment within 60 days of the giving of written notice by the resigning Trustee as aforesaid, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

Section 1007.

Removal of the Trustee.  The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee, the Issuer, and the Company and signed by the owners of a majority in aggregate principal amount of Bonds then outstanding.  In addition, the Trustee may be removed, upon written notice from the Issuer, at the direction of the Company (provided that the Company is not in default under the Agreement), to the Trustee.

Section 1008.

Appointment of Successor Trustee.  In case the Trustee hereunder shall:

(a)

resign pursuant to Section 1006 hereof;

(b)

be removed pursuant to Section 1007 hereof; or

(c)

be dissolved, taken under the control of any public officer or officers or of a receiver appointed by a court, or otherwise become incapable of acting hereunder,

a successor shall be appointed by the Issuer at the direction of the Company (provided that the Company is not in default under the Agreement); provided, that if a successor Trustee is not so appointed within ten days after notice of resignation is mailed or instrument of removal is delivered as provided under Sections 1006 and 1007 hereof, respectively, or within ten days of the Issuer’s knowledge of any of the events specified in (c) hereinabove, then the owners of a majority in aggregate principal amount of Bonds then outstanding, by an instrument or concurrent instruments in writing signed by or on behalf of such owners may designate a successor Trustee.  Every such successor Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank in good standing, within or outside the State, having a reported capital and surplus of not less than $50,000,000 and willing to accept the trusteeship under the terms and conditions of this Indenture.

In case at any time the Trustee shall resign and no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Article X prior to the date specified in the notice of resignation as the date when such resignation shall take effect, the owner of any Bond or the resigning Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee.  Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

Section 1009.

Concerning Any Successor Trustees.  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer and the Company an instrument in writing accepting such appointment hereunder, and thereupon such successor shall become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer execute and deliver an instrument transferring to such successor Trustee all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor.  Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereby vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

ARTICLE XI

SUPPLEMENTAL INDENTURES

Section 1101.

Supplemental Indentures Not Requiring Consent of Bondholders.  The Issuer and the Trustee may without the consent of, or notice to, any of the Bondholders, enter into an Indenture or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

(a)

To add additional covenants of the Issuer or to surrender any right or power in this Indenture herein conferred upon the Issuer;

(b)

To cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or with respect to the Mortgage, the Guaranty or the Collateral Assignment, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interest of the Bondholders;

(c)

To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee;

(d)

To subject to this Indenture additional Revenues, properties or collateral;

(e)

To modify, amend or supplement this Indenture or any Indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939 or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States, and, if they so determine, to add to this Indenture or any Indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar federal statute;

(f)

To evidence the appointment of a separate Trustee or a Co-Trustee or the succession of a new Trustee or the appointment of a paying agent hereunder; and

(g)

In connection with any other change herein which, in the reasonable judgment of the Trustee, is not to the prejudice of the Trustee or the owners of the Bonds.

With respect to any supplemental indenture pursuant to clause (g) of this Section, the Issuer, the Company and the Trustee may rely upon an opinion of Counsel that any such supplemental indenture is not to the prejudice of the owners of the Bonds.

Section 1102.

Supplemental Indentures Requiring Consent of Bondholders.  Exclusive of supplemental indentures covered by Section 1101 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the owners of not less than a majority in aggregate principal amount of the Bonds then outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other Indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Company and the Issuer for the purpose of modifying, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental Indenture; provided, however, that nothing contained in this Indenture shall permit, or be construed as permitting (a) an extension of the stated maturity of, an extension of the mandatory redemption date of, or reduction in the principal amount of, or reduction in the rate or extension of the time of payment of interest on, or reduction of any premium payable on the redemption of, any Bonds without the consent of the owners of all of the Bonds at the time outstanding except as provided in Section 307(E) hereof, (b) the creation of any lien other than a lien ratably securing all of the Bonds at any time outstanding hereunder without the consent of the owners of all the Bonds at the time outstanding, (c) a reduction in the aforesaid aggregate principal amount of Bonds the owners of which are required to consent to any such supplemental Indenture without the consent of the owners of all the Bonds at the time outstanding, (d) any modification of the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of the Trustee, without the written consent of the Trustee or (e) a privilege or priority of any Bond or Bonds over any other Bond or Bonds.

If at any time the Issuer shall request the Trustee to enter into any such supplemental Indenture for any of the purposes of this Section, the Trustee shall cause notice of the proposed execution of such supplemental Indenture to be mailed to each owner of Bonds, as shown on the registration books required by Section 209 hereof.  Such notice shall briefly set forth the nature of the proposed supplemental Indenture and shall state that copies thereof are on file at the designated corporate trust office of the Trustee for inspection by all Bondholders.  If, within 60 days following the mailing of such notice, the owners of a majority in aggregate principal amount of the Bonds outstanding at the time of the execution of any such supplemental Indenture shall have consented to and approved the execution thereof as herein provided (except where the consent of the owners of a greater aggregate principal amount of Bonds is required, as hereinabove provided), no owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof.

Section 1103.

Consent of Company to Supplemental Indentures.  Anything herein to the contrary notwithstanding, a supplemental Indenture under this Article XI which adversely affects any rights of the Company shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental Indenture.  In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental Indenture together with a copy of the proposed supplemental Indenture to be mailed by certified or registered mail or courier service to the Company at least 15 days prior to the proposed date of execution and delivery of any such supplemental Indenture.

ARTICLE XII

AMENDMENT OF AGREEMENT, MORTGAGE, GUARANTY OR COLLATERAL ASSIGNMENT

Section 1201.

Amendments, etc., to Agreement, Mortgage, Guaranty or Collateral Assignment Not Requiring Consent of Bondholders.  The Issuer, the Company and the Trustee may without the consent of or notice to the Bondholders consent to any amendment, change or modification of the Agreement, the Mortgage, the Guaranty or the Collateral Assignment as may be required (i) by the provisions of the Agreement, this Indenture, the Mortgage, the Guaranty or the Collateral Assignment, (ii) for the purpose of curing any ambiguity, formal defect or formal omission in the Agreement or any ambiguity or inconsistency with respect to the Mortgage, the Guaranty or the Collateral Assignment, (iii) so as to more precisely identify the Project or substitute or add thereto additional property acquired with the proceeds of the Bonds, (iv) so as to add additional rights acquired in accordance with the provisions of the Agreement, the Mortgage, the Guaranty or the Collateral Assignment, (v) to make the Agreement consistent with any authorized modifications or alterations of the Mortgage, the Guaranty or the Collateral Assignment, as the case may be, to the extent and as provided therein, and/or to make the Mortgage, the Guaranty or the Collateral Assignment consistent with any authorized modifications or alterations of the Agreement, the Collateral Assignment, the Mortgage or the Guaranty as the case may be, to the extent and as provided therein, or (vi) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the owners of the Bonds.  With respect to any amendment to the Agreement, the Mortgage, the Guaranty or the Collateral Assignment made pursuant to clause (vi) of this Section, the Issuer, the Company and the Trustee may rely upon an opinion of Counsel that any such amendment is not to the prejudice of the owners of the Bonds.

Section 1202.

Amendments, etc., to Agreement, Mortgage, Guaranty or Collateral Assignment Requiring Consent of Bondholders.  Except for the amendments, changes or modifications as provided in Section 1201 hereof, neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Agreement, the Mortgage, the Guaranty or the Collateral Assignment without the giving of notice and the obtaining of the approval or consent of the owners of at least a majority in aggregate principal amount of the Bonds then outstanding given and obtained as provided in Section 1102.  If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Mortgage, the Guaranty or the Collateral Assignment, the Trustee shall cause notice of such proposed amendment, change or modification to be mailed in the same manner as provided by Section 1102 hereof with respect to supplemental indentures.  Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the designated corporate trust office of the Trustee for inspection by all Bondholders.  Nothing contained in this Indenture shall permit, or be construed as permitting, without the consent of the owners of all Bonds then outstanding, (i) a reduction of the aggregate principal amount of Bonds the owners of which are required to consent to any amendment, change or modification of the Agreement, the Mortgage, the Guaranty or the Collateral Assignment without the consent of the owners of all of the Bonds then outstanding, (ii) any decrease in the amount of any payment required to be made thereunder or any extension in the time of payment thereof or (iii) any change with respect to the requirements of the Mortgage, the Guaranty or the Collateral Assignment.

ARTICLE XIII

MISCELLANEOUS

Section 1301.

Consents, etc., of Bondholders.  Any consent, approval, direction or other instrument required by this Indenture to be signed and executed by the Bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing.  Proof of the execution of any such consent, approval, direction or other instrument or of the writing appointing any such agent, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken under such request or other instrument, namely:

(a)

The fact and date of the execution by any person of any such instrument or writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such instrument or writing acknowledged before him the execution thereof, or by affidavit of any witness to such execution.

(b)

The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of holding the same shall be proved by the registration books of the Issuer maintained by the Trustee pursuant to Section 209 hereof.

Section 1302.

Limitation of Rights.  With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person other than the parties hereto and the owners of the Bonds any legal or equitable right, remedy or claim under or in respect to this Indenture.  This Indenture and all of the covenants, conditions and provisions hereof are intended to be and being for the sole and exclusive benefit of the parties hereto and the owners of the Bonds as herein provided.

Section 1303.

Severability.  If any provision of this Indenture shall be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

The invalidity of any one or more phrases, sentences, clauses or Sections in this Indenture contained, shall not affect the remaining portions of this Indenture, or any part thereof.

Section 1304.

Notices.  It shall be sufficient service of any notice or other paper on the Issuer if the same shall be duly mailed to the Issuer by registered or certified mail, delivered by hand (including by courier service) or sent by confirmed facsimile transmission addressed to it at c/o Gooding County Courthouse, 624 Main Street, Gooding, Idaho 83330, Telecopy number 208- 934-5085, Attention: President, or to such address as the Issuer may from time to time file with the Trustee and the Company.  It shall be sufficient service of any notice or other paper on the Company if the same shall be duly mailed by registered or certified mail, delivered by hand (including by courier service) or sent by confirmed facsimile transmission addressed to it at 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, Telecopy number 208-529-1014, Attention:  Manager, or to such other address as the Company may from time to time file with the Issuer and the Trustee.  It shall be sufficient service of any notice or other paper on the Trustee if the same shall be duly mailed to the Trustee by registered or certified mail, delivered by hand (including by courier service) or sent by confirmed facsimile transmission addressed to it at 877 West Main Street, 3rd Floor, MAC: U1858-033, Boise, Idaho 83702, Telecopy number 208-393-5404, Attention: Twyla D. Gauthier, or to such other address as the Trustee may from time to time file with the Issuer and the Company.

Section 1305.

Trustee As Paying Agent and Registrar.  The Trustee is hereby designated and agrees to act as paying agent and Bond Registrar for and in respect to the Bonds.

Section 1306.

Payments Due on Sundays and Holidays.  In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall be in the location of the designated corporate trust office of the Trustee, a Sunday or a legal holiday or a day on which banking institutions in the State are authorized by law to close and on which the designated corporate trust office of the Trustee is not open for business, then payment of interest or principal (and premium, if any) need not be made on such date but may be made on the next succeeding business day not a Sunday or a legal holiday or a day upon which banking institutions in the State are authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

Section 1307.

Counterparts.  This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 1308.

Applicable Law.  This Indenture shall be governed exclusively by and construed in accordance with the laws of the State.

Section 1309.

Captions.  The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

IN WITNESS WHEREOF, The Industrial Development Corporation of Gooding County, Idaho has caused these presents to be signed in its name and behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary, and to evidence its acceptance of the trusts hereby created Wells Fargo Bank, National Association has caused these presents to be signed in its name and behalf by one of its authorized officers, its official seal to be hereunto affixed, and the same to be attested by one of its authorized officers, all as of the day first written above.

THE INDUSTRIAL DEVELOPMENT CORPORATION OF GOODING COUNTY, IDAHO

By

                              President

[SEAL]

Attest:

________________________________

                        Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By

           Vice President, Corporate Trust

(SEAL)

Attest:

________________________________

Title:____________________________

EXHIBIT A

FORM  OF REQUISITION

Wells Fargo Bank, National Association

877 West Main Street, Third Floor

MAC: U1858-033

Boise, Idaho  83702

Attention: Twyla D. Gauthier

This [Construction Fund/Costs of Issuance Account (Bond Proceeds)/Costs of Issuance (Company Moneys)] Disbursement Requisition (the or this “Requisition”) is submitted pursuant to the provisions of Section [511/510]of that certain Indenture of Trust dated as of November 1, 2006 (the “Indenture”), between the Industrial Development Corporation of Gooding County, Idaho and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  The terms used herein have the same meanings as when used in the Indenture except where the context otherwise requires.

Intrepid Technology and Resources Biogas, LLC, an Idaho limited liability company (the “Company”), hereby requests that on _____________, ____, the Trustee pay to the payee named in subparagraph (b) below from funds held in the [Construction Fund/Costs of Issuance Account (Bond Proceeds)/Costs of Issuance (Company Moneys)] the amount specified in paragraph (c) below.  In support of this Requisition, the Company states as follows:

(a)

This Requisition is requisition number _____ (____);

(b)

The person, firm or corporation to whom payment is due is __________;

(c)

Payment is to be made to the following [address] or [account]: __________________________________________;

(d)

The amount to be paid or reimbursed is $_________;

(e)

The amount referred to in paragraph (d) above has been properly made or incurred, is a proper charge against the [Construction Fund/Costs of Issuance Account (Bond Proceeds)/Costs of Issuance (Company Moneys)] in accordance with the Agreement and the Project Certificate and has not been the basis for any previous Requisition from the Construction Fund or from the proceeds (including investment income) of any other obligations issued by or on behalf of any state or political subdivision, including authorities, agencies, departments or other similar issuers;

[(f)

Attached hereto is the certification of ____________________, an Independent Engineer approved by the owners of a majority in aggregate principal amount of the Bonds, meeting the requirements of Section 511 of the Indenture, with respect to the work and/or materials to which this Requisition applies; and]

In accordance with the provisions of the Indenture, the Company has caused this [Construction Fund/Costs of Issuance Account (Bond Proceeds)/Costs of Issuance (Company Moneys)] Disbursement Requisition to be signed on its behalf this _______ day of _____________, ____.

INTREPID TECHNOLOGY RESOURCES BIOGAS, LLC

By

Authorized Company Representative

A-2